                                                                                                                                                              File No. 2-84105

                                                                                                                                                                          811-3757

                                                     SECURITIES AND EXCHANGE COMMISSION

                                                                          Washington, D.C. 20549

                                                                                  FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                               [X]

            Pre‑Effective Amendment No.                                                                                                             [_]

            Post‑Effective Amendment No. 41                                                                                                      [X]

                                                                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                       [X]

            Amendment No. 41                                                                                                                              [X]

                                                                  (Check appropriate box or boxes.)

                          DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND

                                                       (Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices)            (Zip Code)

            Registrant's Telephone Number, including Area Code: (212) 922-6000

                                                                        Michael A. Rosenberg, Esq.

                                                                                200 Park Avenue

                                                                      New York, New York 10166

                                                             (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

                        immediately upon filing pursuant to paragraph (b)

            ----

             X        on October 1, 2010 pursuant to paragraph (b)

            ----

                        60 days after filing pursuant to paragraph (a)(i)

            ----

                        on (date) pursuant to paragraph (a)(i)

            ----

                        75 days after filing pursuant to paragraph (a)(ii)

            ----

                        on (date) pursuant to paragraph (a)(ii) of Rule 485

            ----

If appropriate, check the following box:

                        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

            ----

Dreyfus California AMT-Free
Municipal Bond Fund

Class/Ticker	A DCAAX	B DCABX	C DCACX	I DCMIX	Z DRCAX

PROSPECTUS October 1, 2010

Contents

Fund Summary
Fund Summary	1

Fund Details
Goal and Approach	6
Investment Risks	7
Management	8

Shareholder Guide
Choosing a Share Class	10
General Policies	17
Distributions and Taxes	19
Services for Fund Investors	20
Financial Highlights	22

For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 10 of the prospectus and in the How to Buy Shares section on page B-36 of the fund’s Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder fees (fees paid directly from your
investment)
	Class A	Class B	Class C	Class I	Class Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00	none	none
Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.60	.60	.60	.60	.60
Distribution (12b-1) fees	none	.50	.75	none	none
Other expenses (including shareholder services fees)	.32	.42	.37	.08	.11
Total annual fund operating expenses	.92	1.52	1.72	.68	.71

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$540	$730	$936	$1,530
Class B	$555	$780	$1,029	$1,502
Class C	$275	$542	$933	$2,030
Class I	$69	$218	$379	$847
Class Z	$73	$227	$395	$883

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$540	$730	$936	$1,530
Class B	$155	$480	$829	$1,502
Class C	$175	$542	$933	$2,030
Class I	$69	$218	$379	$847
Class Z	$73	$227	$395	$883

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22.39% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes and from the federal alternative minimum tax. The fund invests at least 80% of its assets in municipal bonds rated investment grade (Baa/BBB or higher) or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

The dollar-weighted average maturity of the fund’s portfolio normally exceeds ten years, but the fund may invest without regard to maturity.

The portfolio managers focus on identifying undervalued sectors and securities and select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors, based on their apparent values.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

  State-specific risk. The fund is subject to the risk that California's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class Z shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

     Performance figures for the fund’s Class A, Class B, Class C and Class I shares for periods prior to the inception date of such classes reflect the performance of the fund’s Class Z shares adjusted to reflect any applicable sales charge. Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A,

Class B, and Class C shares for such periods may have been lower.
Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q3, 2009): 8.07% Worst Quarter (Q3, 2008): -3.62%

The year-to-date total return of the fund’s Class Z shares as of June 30, 2010 was 3.07%.

After-tax performance is shown only for Class Z shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/09

Share Class (inception date)	1 Year	5 Years	10 Years
Class Z (7/26/83)returns before taxes	13.70%	3.54%	5.35%
Class Z returns after taxes on distributions	13.70%	3.54%	5.35%
Class Z returns after taxes on distributions and sale of fund shares	10.54%	3.63%	5.20%
Class A (10/21/04) returns before taxes	8.34%	2.37%	4.75%
Class B (10/21/04) returns before taxes	8.81%	2.42%	5.16%
Class C (10/21/04) returns before taxes	11.57%	2.53%	4.81%
Class I (12/15/08) returns before taxes	13.70%	3.54%	5.35%
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%
reflects no deduction for fees, expenses or taxes

Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). Jeffrey Burger and James Welch have served as the fund’s co-primary portfolio managers since December 2009. Mr. Burger is a senior analyst for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, and Mr. Welch is primary portfolio manager for a number of national and state specific municipal bond funds managed by Dreyfus. Messrs. Burger and Welch are also employees of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and California income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Details

GOAL AND APPROACH

The fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 80% of its assets in municipal bonds rated investment grade (Baa/BBB or higher) or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

The dollar-weighted average maturity of the fund’s portfolio normally exceeds ten years, but the fund may invest without regard to maturity. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

The portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Although the fund seeks to provide income exempt from federal and California state income taxes, the fund may invest temporarily in taxable bonds and/or municipal bonds that pay income exempt only from federal personal income tax, including when the portfolio managers believe acceptable California municipal bonds are not available for investment.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates) and swaps, as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

INVESTMENT RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests primarily in investment grade bonds, the fund may invest to a limited extent in high yield bonds. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments.
  The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

  State-specific risk. The fund is subject to the risk that California’s economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks.

  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

  Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

  Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

  Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Certain derivatives may cause taxable income.

  Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, investing in inverse floaters, and engaging in forward commitment transactions, may cause taxable income and may magnify the fund’s gains or losses.

  Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $286 billion in 195 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s semi-annual report for the period ended November 30, 2009. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $21.8 trillion in assets under custody and administration and $1.0 trillion in assets under management, and it services more than $11.6 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Jeffrey Burger and James Welch have been co-primary portfolio managers of the fund since December 2009. Mr. Welch is also the primary portfolio manager for a number of national and state specific municipal bond funds managed by Dreyfus. Mr. Welch has been employed by Standish Asset Management Company LLC (Standish), an affiliate of Dreyfus, since April 2009, and by Dreyfus since 2001. Mr. Burger is a Senior Analyst for Tax Sensitive Strategies at Standish, specializing in land secured and special tax bonds. Mr. Burger has been employed by Standish since July 2009. Prior to joining Standish, he was a portfolio manager and senior analyst at Columbia Management.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

CHOOSING A SHARE CLASS

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, B, C, I and Z shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see “Sales charge reductions and waivers”). Class A shares are subject to an ongoing shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

  qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Class Z shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
	As a % of offering	As a % of net asset
Amount of Transaction	price per share	value per share

Less than $50,000	4.50	4.71
$50,000 to less than $100,000	4.00	4.17
$100,000 to less than $250,000	3.00	3.09
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more*	-0-	-0-

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge.
  We may terminate or change this privilege at any time on written notice.

  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor

  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus Fund since on or before February 28, 2006 investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class B shares

Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus Funds or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Class B shares are subject to an annual Rule 12b-1 fee of .50% and an annual shareholder services fee of .25%. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. Class B shares sold within six years of purchase are subject to the following CDSCs:

CDSC as a % of Amount
Invested or Redemption Proceeds
Year Since Purchase Payment Was Made	(whichever is less)

First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00

Class C shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

Class Z shares generally are not available for new accounts

Class Z shares generally are offered only to shareholders of the fund who received Class Z shares of the fund in exchange for their shares of certain other Dreyfus Funds as a result of the reorganization of such funds and to existing shareholders of the fund who have continuously maintained a fund account since the date the fund’s shares were classified as Class Z.

Class Z shares reimburse the distributor for shareholder account service and maintenance expenses up to an annual rate of .25%.

CDSC waivers

The fund’s CDSC on Class A, B and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

  redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually.

BUYING AND SELLING SHARES

Valuing Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund’s distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268
Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information. Holders of Class Z shares should call 1-800-645-6561.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction. Holders of Class Z shares should call 1-800-645-6561.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling or writing a redemption check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction. Holders of Class Z shares should call 1-800-645-6561.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. Holders of Class Z shares should call 1-800-645-6561.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

GENERAL POLICIES

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts

  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

TAXES AND DISTRIBUTIONS

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and California state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For California state personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California state personal income taxes.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Holders of Class Z shares also may request an exchange in writing, by phone or online.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Checkwriting privilege

You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express®
voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561. Certain requests require the services of a representative.

FINANCIAL HIGHLIGHTS

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended May 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.95	14.40	14.72	14.62	15.00
Investment Operations:
Investment income—net[a]	.57	.57	.57	.57	.58
Net realized and unrealized gain (loss) on investments	.57	(.45)	(.32)	.11	(.37)
Total from Investment Operations	1.14	.12	.25	.68	.21
Distributions:
Dividends from investment income--net	(.57)	(.57)	(.57)	(.57)	(.58)
Dividends from net realized gain on investments	-	-	-	(.01)	(.01)
Total Distributions	(.57)	(.57)	(.57)	(.58)	(.59)
Net asset value, end of period	14.52	13.95	14.40	14.72	14.62
Total Return (%)[b]	8.30	1.00	1.78	4.75	1.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.96	1.02	1.06	1.04
Ratio of net expenses to average net assets	.92[c]	.95	1.02 [c]	1.05	1.01
Ratio of interest and expense related to floating rate notes
issued to average net assets	-	.02	.10	.13	.10
Ratio of net investment income to average net assets	3.99	4.18	3.96	3.87	3.90
Portfolio Turnover Rate	22.39	16.57	43.66	43.68	35.92
Net Assets, end of period ($ x 1,000)	123,053	117,685	111,504	95,698	81,579

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended May 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.95	14.40	14.72	14.62	15.00
Investment Operations:
Investment income—net[a]	.48	.48	.49	.49	.50
Net realized and unrealized gain (loss) on investments	.57	(.43)	(.32)	.12	(.37)
Total from Investment Operations	1.05	.05	.17	.61	.13
Distributions:
Dividends from investment income--net	(.48)	(.50)	(.49)	(.50)	(.50)
Dividends from net realized gain on investments	-	-	-	(.01)	(.01)
Total Distributions	(.48)	(.50)	(.49)	(.51)	(.51)
Net asset value, end of period	14.52	13.95	14.40	14.72	14.62
Total Return (%)[b]	7.65	.46	1.22	4.20	.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52	1.52	1.58	1.58	1.56
Ratio of net expenses to average net assets	1.52 [c]	1.52 [c]	1.57	1.58 [c]	1.51
Ratio of interest and expense related to floating rate notes
issued to average net assets	-	.02	.10	.13	.10
Ratio of net investment income to average net assets	3.41	3.62	3.40	3.35	3.39
Portfolio Turnover Rate	22.39	16.57	43.66	43.68	35.92
Net Assets, end of period ($ x 1,000)	913	1,460	3,097	5,411	6,626

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended May 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.95	14.40	14.72	14.62	15.00
Investment Operations:
Investment income—net[a]	.45	.46	.46	.46	.46
Net realized and unrealized gain (loss) on investments	.56	(.45)	(.32)	.11	(.37)
Total from Investment Operations	1.01	.01	.14	.57	.09
Distributions:
Dividends from investment income--net	(.45)	(.46)	(.46)	(.46)	(.46)
Dividends from net realized gain on investments	-	-	-	(.01)	(.01)
Total Distributions	(.45)	(.46)	(.46)	(.47)	(.47)
Net asset value, end of period	14.51	13.95	14.40	14.72	14.62
Total Return (%)[b]	7.36	.22	1.00	3.95	.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.73	1.79	1.82	1.80
Ratio of net expenses to average net assets	1.72[c]	1.73[c]	1.79[c]	1.81	1.77
Ratio of interest and expense related to floating rate notes
issued to average net assets	-	.02	.10	.13	.10
Ratio of net investment income to average net assets	3.18	3.39	3.18	3.10	3.13
Portfolio Turnover Rate	22.39	16.57	43.66	43.68	35.92
Net Assets, end of period ($ x 1,000)	9,653	7,272	5,767	4,451	3,054

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

	Year Ended May 31,
Class I Shares	2010	2009 [a]
Per Share Data ($):
Net asset value, beginning of period	13.94	12.60
Investment Operations:
Investment income--net[b]	.59	.24
Net realized and unrealized gain (loss) on investments	.58	1.38
Total from Investment Operations	1.17	1.62
Distributions:
Dividends from investment income--net	(.60)	(.28)
Net asset value, end of period	14.51	13.94
Total Return (%)	8.57	12.97 [c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.70 [d]
Ratio of net expenses to average net assets	.67	.70 [d,e]
Ratio of interest and expense related to floating rate notes
issued to average net assets	-	- [f]
Ratio of net investment income to average net assets	4.20	4.33 [d]
Portfolio Turnover Rate	22.39	16.57
Net Assets, end of period ($ x 1,000)	17,546	1,956

a	From December 15, 2008 (commencement of initial offering) to May 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.
f	There were no floating rate notes outstanding during the class' period of operations.

			Year Ended May 31,
Class Z Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.95	14.40	14.71	14.61	15.00
Investment Operations:
Investment income--net[a]	.60	.60	.61	.61	.61
Net realized and unrealized gain (loss) on investments	.57	(.45)	(.31)	.11	(.38)
Total from Investment Operations	1.17	.15	.30	.72	.23
Distributions:
Dividends from investment income--net	(.60)	(.60)	(.61)	(.61)	(.61)
Dividends from net realized gain on investments	-	-	-	(.01)	(.01)
Total Distributions	(.60)	(.60)	(.61)	(.62)	(.62)
Net asset value, end of period	14.52	13.95	14.40	14.71	14.61
Total Return (%)	8.52	1.22	2.08	4.97	1.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.74	.81	.84	.81
Ratio of net expenses to average net assets	.71 [b]	.74 [b]	.80	.83	.81
Ratio of interest and expense related to
floating rate notes issued to average net assets	-	.02	.10	.13	.10
Ratio of net investment income to average net assets	4.21	4.39	4.19	4.09	4.10
Portfolio Turnover Rate	22.39	16.57	43.66	43.68	35.92
Net Assets, end of period ($ x 1,000)	1,194,399	1,199,800	1,313,697	1,125,008	1,155,038

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

NOTES

For More Information

Dreyfus California AMT-Free Municipal Bond Fund

A series of Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
SEC file number: 811-3757

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone Call 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov

Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2010 MBSC Securities Corporation

6124P1010

____________________________________________________________________________________________________________________________________________

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.

DREYFUS CALIFORNIA AMT-FREE MUNICIPAL BOND FUND

(Class A, Class B, Class C, Class I and Class Z Shares)

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 1, 2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus California AMT-Free Municipal Bond Fund (the "Fund"), a separate series of Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc. (the "Company"), dated October 1, 2010, as the Prospectus may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561).

The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE COMPANY AND FUND

The Company is a Maryland corporation incorporated on May 3, 1983.  The Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund.  As a municipal bond fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the Fund's investment adviser.

MBSC Securities Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund's Prospectus.

California Municipal Bonds.  As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State of California, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State of California personal income taxes (collectively, "California Municipal Bonds").  To the extent acceptable California Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds.  Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.  Municipal Bonds are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.  Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.  Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Bond's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bonds and purchased and sold separately.

The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the Federal alternative minimum tax ("AMT").  The Fund currently will not purchase Municipal Bonds, including certain industrial development bonds and bonds issued after August 7, 1986 to finance "private activities," the interest on which may constitute a "tax preference item" for purposes of the AMT even though the interest will continue to be fully tax-exempt for Federal income tax purposes.

Certain Tax Exempt Obligations.  The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.  Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amount borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests.  The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements).  A participation interest gives the Fund an undivided interest in the Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond.  These instruments may have fixed, floating or variable rates of interest.  If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Company's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities.  For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest.  As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds.  Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations in which the Fund may invest may contain "non‑appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although "non‑appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  Certain lease obligations may be considered illiquid.  Determination as to the liquidity of such securities is made in accordance with guidelines established by the Company's Board.  Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to:  (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant.  In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Company's Board has directed the Manager to consider:  (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

Tender Option Bonds.  The Fund may purchase tender option bonds.  A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund.  Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts.  The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts.  A number of different arrangements are possible.  In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism.  The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments.  The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class.  The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds.  The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund's net asset value.  These custodial receipts are sold in private placements.  The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts.  These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Inverse Floaters.  The Fund may invest in residual interest Municipal Bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters").  An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Bond.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Bond.  Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall.  Investing in inverse floaters involves leveraging which may magnify the Fund's gains or losses.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity.  These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Inverse floaters typically are derivative instruments created by depositing Municipal Bonds in a trust which divides the bond's income stream into two parts:  a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.  The Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market.  When structuring an inverse floater, the Fund will transfer to a trust fixed rate Municipal Bonds held in the Fund's portfolio.  The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Municipal Bonds.  In return for the transfer of the Municipal Bonds to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust.  Historically, for accounting purposes the Fund has treated these transfers as sales of the Municipal Bonds (which yielded a gain or loss) and a purchase of the inverse floaters.  However, as a result of recent changes in the Fund's accounting treatment of these transactions, the Fund now treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as liabilities of the Fund.  The financial statements of the Fund have been restated for certain periods to reflect these changes.  These changes did not impact the net asset value, total return or net investment income of the Fund.  Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

Zero Coupon, Pay-In-Kind and Step-Up Municipal Bonds.  The Fund may invest in zero coupon securities, which are Municipal Bonds issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are Municipal Bonds that generally pay interest through the issuance of additional bonds; and step-up bonds, which are Municipal Bonds that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero-coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of Municipal Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of Municipal Bonds that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike Municipal Bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Ratings of Municipal Bonds.  The Fund will invest at least 80% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies").  The Fund may invest up to 20% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies, but it currently is the intention of the Fund that this portion of the Fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch.  Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics.  The Fund may invest in short-term Municipal Bonds which are rated in the two highest rating categories by a Rating Agency.  The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

The average distribution of Fund investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended May 31, 2010, computed on a monthly basis, was as follows:

Fitch	or	Moody's	or	S&P	Percentage of Value

AAA		Aaa		AAA	28.6%
AA		Aa		AA	26.3%
A		A		A	29.3%
BBB		Baa		BBB	12.2%
BB		Ba		BB	0.4%
F-1		VMIG 1/MIG 1/P-1		SP-1/A-1	0.2%( [1])
Not Rated		Not Rated		Not Rated	3.0%( [2])
					100.0%

Subsequent to its purchase by the Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds.  To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Fund's Prospectus and this Statement of Additional Information.  The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

Investment Companies.  The Fund may invest in securities issued by other investment companies.  Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above. See "Lending Portfolio Securities."

[1]             Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency.  These securities, together with Municipal Bonds rated Baa or better by Moody's or BBB or better by S&P or Fitch, are taken into account at the time of purchase for purposes of determining that the Fund's portfolio meets the 80% minimum quality standard discussed above.

[2]             Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.7%), A/A (1.0%) and BBB/Baa (0.3%).

Illiquid Securities.  The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective.  Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Taxable Investments.  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of:  notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing.  Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors.  See "Dividends, Distributions and Taxes."  Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments.  When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Bonds are unavailable for investment by the Fund, more than 20% of the Fund's net assets may be invested in securities that are not exempt from California personal income tax.  Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus.  The Fund's use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money.  The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

Lending Portfolio Securities.  The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Derivatives.  The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.  Examples of derivative instruments the Fund may use (in addition to inverse floaters) include options contracts, futures contracts, options on futures contracts, and swap agreements.  The Fund's portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments of the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives the Fund may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage could increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable.  Pursuant to regulations and/or published positions of the Securities and Exchange Commission ("SEC"), the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a futures contract at the time of valuation) while the positions are open.  With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Neither the Company nor the Fund will be a commodity pool.  The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor the Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions—In General.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  The Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, securities, and security indexes.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

The Fund may enter into futures contracts in U.S. domestic markets.  Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions.  The Fund may purchase and sell interest rate futures contracts.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell municipal bond index futures contracts.  Municipal bond index futures contracts are based on an index of Municipal Bonds.  The index assigns relative values to the Municipal Bonds included in the index and fluctuates with changes in the market value of such Municipal Bonds.  The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Options—In General.  The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options.  The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may purchase cash-settled options on interest rate swaps, described below, in pursuit of its investment objective.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

Successful use by the Fund of options and options on futures will be subject to the Manager's ability to predict correctly movements in interest rates.  To the extent the Manager's predictions are incorrect, the Fund may incur losses.

Swap Transactions and Other Credit Derivatives.  The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, credit default swaps, and index swap agreements and other credit derivative products, to seek to mitigate risk, manage maturity and duration, reduce portfolio turnover, or obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return.  The Fund also may enter into options on swaps, sometimes called "swaptions."

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of credit default swaps or securities representing a particular index.  The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by the Fund are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Interest rate swaps are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The Fund may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

The Fund may invest in credit linked securities issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a Municipal Bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security.  For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  In addition, it is possible that developments in the credit derivatives market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap or other credit derivative agreements or to realize amounts to be received under such agreements.

The Fund will enter into swap and other credit derivatives transactions only when the Manager believes it would be in the best interests of the Fund to do so.  In addition, the Fund will enter into swap and other credit derivative agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines).

Indexed and Inverse Floating Rate Securities.  The Fund may invest in securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates.  Interest and principal payable on certain securities also may be based on relative changes among particular indices.  The Fund also may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index).  The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts.  Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes.  As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate securities.  Investments in such obligations may be illiquid.

Future Developments.  The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.  Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Stand-By Commitments.  The Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio.  Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors.  Gains realized in connection with stand-by commitments will be taxable.  The Fund also may acquire call options on specific Municipal Bonds.  The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity.  The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

Forward Commitments.  The Fund may purchase or sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

Investing in Municipal Bonds.  The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.  As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption.  One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield.  Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund.  Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future.  If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in California Municipal Bonds.  Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Bonds.  You should review the information in "Appendix A," which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Bonds.

Lower Rated Bonds.   The Fund may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities rated below investment grade by the Rating Agencies (commonly known as "high yield" or "junk" bonds).  They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated municipal securities.  See "Appendix B" for a general description of the Rating Agencies' ratings of municipal securities.  Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds.  The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities.  These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Manager's judgment may play a greater role in valuation because less reliable objective data may be available.

These bonds may be particularly susceptible to economic downturns.  An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which could increase the incidence of default for such securities.  It is likely that any economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

The Fund may acquire these bonds during an initial offering.  Such securities may involve special risks because they are new issues.  The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities, in which the Fund may invest up to 5% of its total assets.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Non-Diversified Status.  The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers or industries, the Fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities.

Investment Restrictions

The Fund's investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Bonds (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies.  Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time.  The Fund may not:

1.                  Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.                  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

3.                  Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

4.                  Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

5.                  Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

6.                  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

7.                  Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

8.                  Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

9.                  Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

10.              Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

11.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

12.              Invest in companies for the purpose of exercising control.

For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE COMPANY AND FUND

Board of the Company

Board's Oversight Role in Management.  The Board's role in management of the Company is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Company's independent registered public accounting firm and the Company's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Company's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Company's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (66) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
(1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director (2005 - 2009)

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

William Hodding Carter III (75) Board Member (2006)	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 - 2006)	N/A

Gordon J. Davis (69) Board Member (1995)	Partner in the law firm of Dewey & LeBoeuf, LLP	Consolidated Edison, Inc., a utility company, Director (1997 - present) The Phoenix Companies, Inc., a life insurance company, Director (2000 - present)

Joni Evans (68) Board Member (1985)

Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994-2006)

N/A

Ehud Houminer (70) Board Member (2006)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 - present)

Richard C. Leone (70) Board Member (2006)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	Partnership for a Secure America, Director

Hans C. Mautner (72) Board Member (2006)	President – International Division and an Advisory Director of Simon Property Group, a real estate investment company Chairman and Chief Executive Officer of Simon Global Limited	N/A

Robin A. Melvin (46) Board Member (2006)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 - present)

Senior Vice President, Mentor, a national non-profit youth mentoring organization (1992 - 2005)

N/A

Burton N. Wallack (59) Board Member (1991)	President and Co-owner of Wallack Management Company, a real estate management company	N/A

John E. Zuccotti (73) Board Member (2006)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 - present)

Each Board member has been a Board member of other Dreyfus mutual funds for over 10 years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•        Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.

•        David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•        William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

•        Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of  Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•        Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•         Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•        Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

•        Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•        Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•        Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•        John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

Additional Information About the Board and its Committees. Board members are elected to serve for an indefinite term.  The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Company's nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for elections or appointment by the Board and for election by shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund's investments.  The Company's audit committee met four times during the fiscal year ended May 31, 2010.  The Company's compensation committee met once during the fiscal year ended May 31, 2010.  The Company's pricing and nominating committees did not meet during the fiscal year ended May 31, 2010.

The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Name of Board Member	The Fund	Aggregate Holdings of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	None
William Hodding Carter III	None	$10,001 - $50,000
Gordon J. Davis	None	Over $100,000
Joni Evans	None	None
Ehud Houminer	None	Over $100,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Melvin	None	$50,001-$100,000
Burton N. Wallack	None	None
John E. Zuccotti	None	Over $100,000

Effective January 1, 2010, the Company pays its Board members its allocated portion of an annual retainer of $65,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and 15 other funds (comprising 28 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. Prior to January 1, 2010, the Company paid its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum $500 per telephone meeting) attended. The Chairman of the Board receives an additional 25% of such compensation.  Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.  The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended May 31, 2010, and the amount paid by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2009, were as follows:

Name of Board Member	Aggregate Estimated Compensation From the Company*	Total Compensation From the Company and Fund Complex Paid To Board Member(**)

Joseph S. DiMartino	$12,505	$873,427 (192)
David W. Burke	$9,904	$395,190 (95)
William Hodding Carter III	$9,904	$85,000 (31)
Gordon J. Davis	$9,904	$139,192 (48)
Joni Evans	$9,904	$88,100 (31)
Arnold S. Hiatt+	$3,628	$31,750 (31)
Ehud Houminer	$9,404	$221,500 (67)
Richard C. Leone	$9,904	$88,600 (31)
Hans C. Mautner	$9,078	$82,600 (31)
Robin A. Melvin	$9,404	$88,600 (31)
Burton N. Wallack	$9,904	$89,100 (31)
John E. Zuccotti	$9,404	$88,100 (31)

_________________

*        Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $4,503.

**      Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

†         Emeritus Board member since May 26, 2007.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010.  Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus.  He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of the Manager.  He is 63 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

JAMES WINDELS, Treasurer since November 2001.  Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager  since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by The Manager.  She is 40 years old and has been an employee of The Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.  Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010. Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since September 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds 77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

The Company's Board members and officers, as a group, owned less than 1% of the Fund's outstanding voting securities on September 14, 2010.

See "Information About the Company and Fund" for a list of shareholders known by the Company to own of record 5% or more of the Fund's outstanding voting securities as of September 14, 2010.

MANAGEMENT ARRANGEMENTS

The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer, and treasury services through a worldwide client-focused team.

            The Manager provides management services to the Fund pursuant to a Management Agreement (the "Agreement") between the Company and the Manager.  As to the Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to the Fund, the Agreement is terminable without penalty, on not more than 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, upon not less than 90 days' notice, by the Manager.  The Agreement will terminate automatically, as to the Fund, in the event of its assignment (as defined in the 1940 Act).

            The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Company, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities that may be purchased or held by the Fund.  The Code of Ethics subjects the personal securities transactions of the Manager's employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Managers.  The Manager provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities.  The Fund's portfolio managers are:  Jeffrey Burger and James Welch, each of whom is employed by Dreyfus and Standish Mellon Asset Management Company LLC ("Standish"), a subsidiary of BNY Mellon and an affiliate of Dreyfus.  The Manager and/or its affiliates also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation.  The portfolio managers are compensated by Standish and not by the Fund.  Portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan.  Portfolio managers are eligible to join the BNY Mellon deferred compensation program, and the BNY Mellon defined contribution pension plan, pursuant to which employer contributions are invested in BNY Mellon common stock.

Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance compared to that of appropriate peer groups.  Other factors considered are individual qualitative performance, asset size and revenue growth of the product managed by the portfolio manager.

Under the long-term incentive plan, restricted BNY Mellon stock and phantom Standish stock is awarded based on the discretion of management based on individual performance and contributions to the BNY Mellon organization.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Jeffrey Burger	1	$175 million	None	$0	None	$0
James Welch	9	$5.5 billion	None	$0	20	$0.6 billion

            None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Jeffrey Burger	Dreyfus California AMT-Free Municipal Bond Fund	None
James Welch		None

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

            Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of initial public offerings, and compliance with Dreyfus' Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

            BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus. Accordingly, Dreyfus has informed management of the Fund that in making investment decisions for the Fund it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

            Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Company, with respect to the Fund, are borne by the Fund, except to the extent specifically assumed by the Manager.  The expenses borne by the Company, with respect to the Fund, include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and corporate meetings, and any extraordinary expenses.  Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Fund and the Company's other series, if any, on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each.  In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.  Class A, Class B, Class C and Class Z shares are subject to an annual shareholder services fee, and Class B and Class C shares are subject to an annual distribution fee.  See "Distribution Plan and Shareholder Services Plans."  All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

As compensation for the Manager's services, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets.  For the fiscal years ended May 31, 2008, 2009 and 2010, the management fees payable to the Manager amounted to $8,630,893, $8,027,052, $8,001, 581, respectively.

The Manager has agreed that if, in any fiscal year, the aggregate expenses of Class Z shares of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets attributable to Class Z shares for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense with respect to Class Z of the Fund.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.  Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation."

The Distributor compensates Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC"), and Class C shares at the time of purchase from its own assets.  The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Fund offered Class B shares; the Fund no longer offers Class B shares except in connection with dividend reinvestment and permitted exchanges.  The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Funds shares.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients.  The Distributor generally paid Service Agents on new investments of Class B shares made through such Service Agents a commission of 4%, of the net asset value of such shares purchased by their clients.  With respect to Class B shares of the Fund subject to a CDSC or Distribution Plan issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the "Acquired Fund"), the proceeds of any CDSC and fees pursuant to the Distribution Plan with respect to such Class B shares are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to the Fund's Class A, Class B and Class C shares, for the fiscal years ended May 31, 2008, 2009 and 2010, are set forth below:

Fiscal Year Ended May 31

Class

	2009	2008	2010
Class A	$ 14,386	$ 19,722	$ 21,450
Class B	$ 871	$ 210	$ 22,728
Class C	$ 7,783	$ 3,883	$ 4,152

The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the Fund to those intermediaries. Because those payments are not made by you or the Fund, the Fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent.  Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.  The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, is the Fund's custodian.  The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.  Under a custody agreement with the Company, the Custodian holds the Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee from the fund based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

General.  Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.  Class A and Class C shares of the Fund may be purchased only by clients of Service Agents, including the Distributor.  Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.  You will be charged a fee if an investment check is returned unpayable.

Class I shares are offered only to (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Distributor to offer Class I shares to their clients, (ii) law firms or attorneys acting as trustees or executors/administrators, (iii) foundations and endowments that make an initial investment in the Fund of at least $1 million, and (iv) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available.  Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Z shares are offered only to shareholders of the Fund with Fund accounts that existed on the date the Fund's shares were classified as Class Z and continue to exist at the time of purchase, and to shareholders who received Class Z shares in exchange for their shares of General California Municipal Bond Fund, Inc., Dreyfus California Municipal Income, Inc. or Dreyfus California Intermediate Municipal Bond Fund as a result of the reorganization of such funds (collectively, the "Reorganized Funds").  In addition, certain broker-dealers and other financial institutions maintaining accounts with the Fund on the date the Fund's shares were classified as Class Z (or with a Reorganized Fund at the time of the reorganization of such fund) may open new accounts in Class Z of the Fund on behalf of qualified retirement plans and "wrap accounts" or similar programs.  Class Z shares generally are not available for new accounts.  Class Z shares are offered to certain funds in the Dreyfus Family of Funds.

As of June 1, 2006 (the "Effective Date"), Class B shares of the Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus funds or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under "Shareholder Services—Fund Exchanges") as a result of a previous exchange of Class B shares.  No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of the Fund, except through dividend reinvestment or permitted exchanges.  If you hold Class B shares and make a subsequent investment in Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load.  For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A features and Distribution Plan and Shareholder Services Plan fees, will continue in effect.

Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.  It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

The Company reserves the right to reject any purchase order.  The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Company will not accept cash, travelers' checks, or money orders as payment for shares.

When purchasing Fund shares, you must specify which Class is being purchased.  Your Service Agent can help you choose the share class that is appropriate for your investment.  The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund.  Please refer to the Fund's Prospectus for a further discussion of those factors.

In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different Classes of shares.  Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements—Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

For Class A, Class C, Class I and Class Z shares of the Fund, the minimum initial investment is $1,000.  Subsequent investments must be at least $100.  The initial investment must be accompanied by the Account Application.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.  Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund.  Fund shares are offered without regard to the minimum initial or subsequent investment amount requirements to investors purchasing Fund shares through wrap fee programs or other fee-based programs.  The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

The minimum initial investment through an exchange for Class B shares of the Fund is $1,000.  Subsequent exchanges for Class B shares of the Fund must be at least $500.

Class A, Class C, Class I and Class Z shares of the Fund also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, described under "Shareholder Services."  These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

Fund shares are sold on a continuous basis.  Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business.  For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange.  Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.  For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a regular business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the orders will be based on the next determined public offering price.  It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.  For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Class A Shares.  The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load*
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $50,000	4.50	4.70	4.25
$50,000 to less than $100,000	4.00	4.20	3.75
$100,000 to less than $250,000	3.00	3.10	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-
___________________________ * Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption. See "Management Arrangements—Distributor."

The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

Set forth below is an example of the method of computing the offering price of the Fund's Class A shares.  The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's shares on May 31, 2010:

            NET ASSET VALUE per Share                                                    $14.52

            Per Share Sales Charge - 4.5%
               of offering price (4.7% of
               net asset value per share)                                                             $   .68

Per Share Offering Price to
               the Public                                                                                    $15.20

Dealers' Reallowance—Class A Shares.  The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.  The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager, which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.  See "Management Arrangements—Distributor."

Class A Shares Offered at Net Asset Value.  Full-time employees of Financial Industry Regulatory Authority ("FINRA") member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege.  This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value.  In addition, Class A shares are offered at net asset value without a sales load to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus managed fund, since on or before February 28, 2006.

Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Class B Shares.  Class B shares of the Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds advised by Dreyfus.  The public offering price for such Class B shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of dividend reinvestment or exchange.  A CDSC is imposed on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares—Contingent Deferred Sales Charge—Class B Shares."

Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class.  Class B shares of the Fund that have been acquired through the reinvestment of the Fund's dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of the Fund's dividends and distributions.

Class B shares of the Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules.  See "How to Redeem Shares—Contingent Deferred Sales Charge—Class B Shares."

Class C Shares.  The public offering price for Class C shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "How to Redeem Shares—Contingent Deferred Sales Charge—Class C Shares."

Class I Shares.  The public offering price for Class I shares is the net asset value per share of that Class.

Class Z Shares.  The public offering price for Class Z shares is the net asset value per share of that Class.  Class Z shares generally are not available for new accounts.

Right of Accumulation—Class A Shares.  Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more.  If, for example, you previously purchased and still hold shares of the Fund or shares of certain other funds advised by Dreyfus that are subject to a front-end sales load or CDSC, or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price.  All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Using Federal Funds.  The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds") and may attempt to arrange for a better means of transmitting the money.  If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following  receipt of your order.  The order is effective only when so converted and received by the Transfer Agent.  An order for the purchase of Fund shares placed by you with sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege.  You may purchase Class A, Class C, Class I and Class Z shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for the purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See "How to Redeem Shares—Dreyfus TeleTransfer Privilege."

Reopening an Account.  You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Converting Shares.  Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of shares of the Fund.  The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize taxable gain or loss as a result of the conversion.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

            The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Guide".

Class B and Class C shares are subject to a Distribution Plan and Class A, Class B, Class C and Class Z shares are subject to a Shareholder Services Plan.

Distribution Plan.  Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Company's Board has adopted such a plan (the "Distribution Plan") with respect to the Fund's Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.  The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of Class B and Class C shares.

A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Board for its review.  In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan.  As to each of Class B and Class C, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

For the fiscal year ended May 31, 2010, the Fund paid the Distributor, with respect to Class B and Class C shares, $5,701 and $62,912, respectively, pursuant to the Distribution Plan.

Shareholder Services Plans.  The Company has adopted separate Shareholder Services Plans, pursuant to which the Fund (i) pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class, and (ii) reimburses the Distributor for certain allocated expenses of providing such services with respect to Class Z shares an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of Class Z.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts.  Under the Shareholder Services Plan with respect to Class A, Class B and Class C, the Distributor may make payments to certain Service Agents in respect of these services.

A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, each Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Shareholder Services Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan.  As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Company's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

For the fiscal year ended May 31, 2010, the Fund paid the Distributor, with respect to Class A, Class B, Class C and Class Z shares, $300,414, $2,851, $20,971 and $397,969 respectively, pursuant to the applicable Shareholder Services Plan.

HOW TO REDEEM SHARES

General.  If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed.  If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Contingent Deferred Sales Charge—Class B Shares.  A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption.  No CDSC will be imposed to the extent that the net asset value of the Class B shares of the Fund redeemed does not exceed (i) the current net asset value of the Class B shares of the Fund acquired through reinvestment of Fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares.  Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares, except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First...........................................	4.00
Second......................................	4.00
Third.........................................	3.00
Fourth.......................................	3.00
Fifth...........................................	2.00
Sixth..........................................	1.00*

_______________

*      These Class B shares will automatically convert into Class A shares approximately six years after the date of                          purchase.

The following table sets forth the rates of the CDSC payable to the Acquired Fund's former distributor and the conversion to Class A schedule for Class B shares of the Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First..........................................................	5.00
Second......................................................	4.00
Third.........................................................	3.00
Fourth.......................................................	3.00
Fifth..........................................................	2.00
Sixth..........................................................	1.00
Seventh.....................................................	0.00
Eighth........................................................	0.00**

___________________

**     These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Class B shares of the Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the Fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional Fund shares through the reinvestment of Fund dividends.  During the second year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Contingent Deferred Sales Charge—Class C Shares.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase.  The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares.  See "Contingent Deferred Sales Charge--Class B Shares" above.

Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below.  If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.

Checkwriting Privilege—Class A and Class Z Only.  The Fund provides redemption checks ("Checks") to investors in Class A shares automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A or Class Z shares in your account to cover the amount of the Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the Class A or Class Z shares in your account, the Check will be returned marked insufficient funds.  Checks should not be used to close an account.

The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions.  Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Redemption Through a Selected Dealer.  If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.  If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day.  If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day.  It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner.  The proceeds of the redemption are credited to your account with the Selected Dealer.  See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders.  Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the shares will be redeemed at the next determined net asset value.  It is the responsibility of the Selected Dealer to transmit orders on a timely basis.  The Selected Dealer may charge the shareholder a fee for executing the order.  This repurchase arrangement is discretionary and may be withdrawn at any time.

Reinvestment Privilege.  Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A shares reinvested.  The Reinvestment Privilege may be exercised only once.

Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  See "How to Buy Shares—Dreyfus TeleTransfer Privilege."

Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment.  The Company has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the Fund in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund's portfolio investments are valued.  If the recipient sells such securities, brokerage charges might be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

Fund Exchanges.  Clients of certain Service Agents may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  Shares of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

            A.        Exchanges for shares of funds offered without a sales load will be made without a sales load.

            B.         Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C.        Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

            D.        Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

            E.         Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the "General Fund"), a money market fund advised by the Manager.  The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account").  Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Family of Funds.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated, taking into account the time such shares were held in the General Fund's Exchange Account. In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("Worldwide Dollar Fund"), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund's Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Family of Funds, or the General Fund.  See "How to Redeem Shares."  Redemption proceeds for Exchange Account shares are paid by Federal wire or check only.  Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the same Class of the fund into which the exchange is being made.

During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder (including, for Class B shares of the Fund, Class B shares of the General Fund held in an Exchange Account).  This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges."  Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

Shareholder Services Forms and prospectuses for other funds in The Dreyfus Family of Funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561), or visiting www.dreyfus.com.  The Company reserves the right to reject any exchange request in whole or in part.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic Asset Builder permits you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, Class C, Class I or Class Z shares of the Fund in shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

            A.        Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

            B.         Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C.        Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

            D.        Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611.  The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent.  Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Letter of Intent—Class A Shares.  By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent.  Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-554-4611.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent.  The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.  When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount credited to your account.  If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent.  If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months.  If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account.  Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load.  At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.  Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities.  The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Company's Board.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other investments is determined by the Service based on methods which include consideration of:  yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service may employ electronic data processing techniques and/or a matrix system to determine valuations.  The Service's procedures are reviewed under the general supervision of the Company's Board.  If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the Fund may value those investments at fair value as determined in accordance with procedures approved by the Company's Board.  Fair value of investments may be done by the Company's Board, its pricing committee or its valuation committee in good faith using such information deemed appropriate under the circumstances.  The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading of similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent price and from prices used by other mutual funds to calculate their net asset values.  Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan, with respect to Class A, Class B, Class C and Class I only, and the Distribution Plan, with respect to Class B and Class C only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares.  Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

New York Stock Exchange Closings.  The holidays (as observed) on which the New York Stock Exchange is closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that the Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended May 31, 2010.  The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements.  If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.  The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business.  Fund shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent.  If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends.  If your payment is not made in Federal Funds, it must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash.  The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.  Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor's purchase of Fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of investment.  Such a dividend or distribution would be a return of capital in an economic sense, although taxable as described in the Prospectus.  In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations.  Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes.  Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested.  Distributions from net realized long‑term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax).  However, the total amount of California exempt‑interest dividends paid by the Fund to a non‑corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.  In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purposes of computing the California alternative minimum tax.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss.  However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income.  In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions.  In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

Offsetting positions held by the Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may constitute "straddles."  To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position.  In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute "mixed straddles."  The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial positions") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment.  For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company.  In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders.  The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price.  In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

            Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.  If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

            Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

No brokerage commissions were paid by the Fund for the fiscal years ended May 31, 2008, 2009, and 2010.

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

            If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of fund portfolio holdings may be authorized only by the Company's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company's Board.

INFORMATION ABOUT THE COMPANY AND FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Shares have no preemptive or subscription rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders.  As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the Company's shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office.  Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act for other purposes.  A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio.  For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

To date, the Board has authorized the creation of one series of shares.  All consideration received by the Company for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, a series will be treated separately from those of the other series of the Company.  The Company has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of independent registered public accounting firms and the election of Board members from the separate voting requirements of the Rule.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders.  If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading.  In addition, the Company may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund.  If an exchange request is refused, the Company will take no other action with respect to the Fund shares until it receives further instructions from the investor.  While the Company will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

In October 2004, the Company changed its name from "Dreyfus California Tax Exempt Bond Fund, Inc." to its current name, renamed its existing shares "Class Z shares," and commenced offering Class A, Class B and Class C shares. At a meeting of the Company's Board of Directors held on July 25, 2008, the Board approved, effective December 1, 2008, a proposal to create a series of the Company, named Dreyfus California AMT-Free Municipal Bond Fund.  Shares of the Company's common stock were designated as shares of common stock of the Fund.  This change had no impact on shareholders. Effective December 15, 2008, the Company commenced offering Class I shares.

            The Fund sends annual and semi‑annual financial statements to all its shareholders.

The following shareholders are known by the Fund to own of record 5% or more of the indicated Class of the Fund's outstanding voting securities as of September 14, 2010:

CLASS A

Merrill Lynch                                                                22.74%

4800 Deer Lake Dr. E. – 3rd Flr.

Jacksonville, FL 32246-6484

Citigroup Global Markets Inc.                           11.65%

333 West 34th St. – 3rd Flr.

New York, NY 10001-2402

UBS WM USA                                                            5.80%

499 Washington Blvd.

Jersey City, NJ 07086

American Enterprise Investments Svc.               5.19%

P.O. Box 9446

Minneapolis, MN 55440-9446

CLASS B

First Clearing, LLC                                                       23.42%

10750 Wheat First Drive

Glen Allen, VA 23060-9243

National Financial Services                                           14.40%

82 Devonshire Street

Boston, MA 02109-3605

Morgan Stanley & Co.                                     11.80%

Harborside Financial Center Plaza 2

3rd Flr.

Jersey City, NJ 07311

Nancy Oprsal                                                               10.91%

6235 Vernon Way

Carmichael, CA 95608-5336

Charles Schwab & Co. Inc.                                          10.41%

101 Montgomery Street

San Francisco, CA 94104-4151

Levy Family Trust                                                         6.54%

44205 Village 44

Camarillo CA 94012-8935

Wells Fargo Investments LLC                           8.42%

625 Marquette Ave. S – 13th Flr.

Minneapolis, MN 55402-2323

Merrill Lynch                                                                7.54%

4800 Deer Lake Drive East

2nd Flr.

Jacksonville, Fl 32246-6484

CLASS C

Merrill Lynch                                                                40.37%

4800 Deer Lake Dr. E. – 3rd Flr.

Jacksonville, FL 32246-6484

First Clearing, LLC                                                       14.33%

10750 Wheat First Drive

Glen Allen, VA 23060-9243

UBS WM USA                                                            9.64%

499 Washington Blvd.

Jersey City, NJ 07310-1995

Morgan Stanley & Co.                                     6.93%

Harborside Financial Center Plaza 2 – 3rd Flr.

Jersey City, NJ 07311

Wells Fargo Investments LLC                           6.70%

625 Marquette Ave. 13 Flr.

Minneapolis, MN 55402-2323

Charles Schwab & Company, Inc.                                5.01%

101 Montgomery St.

San Francisco, CA 94104-4151

CLASS I

Merrill Lynch                                                                42.70%

4800 Deer Lake Drive East

2nd Flr.

Jacksonville, Fl 32246-6484

SEI Private Tr Co.                                                        36.67%

c/o Mellon Bank

1 Freedom Valley Dr.

Oaks PA 19456-9989

First Clearing, LLC                                                       19.22%

10750 Wheat First Drive

Allen Allen, VA 23060-9243

CLASS Z

Charles Schwab & Company, Inc.                                13.05%

101 Montgomery St.

San Francisco, CA 94104-4151

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund.

APPENDIX A

RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL BONDS

The following information is a summary of special factors affecting investments in California Municipal bonds.  It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

Economy.  California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.  The State, however, experienced a severe economic recession which began in the first quarter of 2008 and ended at some point in the second half of 2009, similar to the rest of the nation.  Personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of that year.  Taxable sales fell sharply in the first half of 2009 before increasing substantially in the fourth quarter of 2009 and the first quarter of 2010.  The State's unemployment rate has increased from 5.9% at the start of 2008 to 12.4% in May 2010.  The national unemployment rate in May 2010 was 9.7%.

During 2008 and most of 2009, the State experienced what was the most significant economic downturn and financial pressure since the Great Depression of the 1930s.  As a result of continuing weakness in the State economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls.  In less than 11 months, the Legislature and the Governor have adopted three major budget plans, covering Fiscal Years 2008-09 and 2009-10, in response to continuing deterioration in the State's fiscal condition.  Over that time, the Legislature enacted some $60 billion in budget solutions, including some revenue increases and borrowing, but consisting primarily of expenditure reductions which have affected almost all State-funded government, education, social services and other programs.  The 2010-2011 May Revision to the proposed Fiscal Year 2010-2011 budget (the "2010-2011 May Revision") includes further reductions to many of those programs.  The State's financial plan continues to be based on a number of assumptions which may not be realized, and further budgetary actions may be needed to maintain a positive balance for the General Fund at the end of Fiscal Year 2010-2011.

The State's economic growth is very modest and the level of unemployment is still very high.  Consequently, baseline General Fund revenues in Fiscal Year 2009-10 are projected to fall by more than 20% from their peak in Fiscal Year 2007-08.  Major components of the revenue decline are capital gains taxes ($8 billion), income tax on wages (about $6 billion), tax on other types of income ($7 billion), sales taxes ($10 billion), corporate taxes ($2 billion) and all other taxes (about $1 billion).  Consumer spending driven by easy credit and growth in home values is also not likely to return to prior levels in the foreseeable future.  Revenues will also be affected by the expiration of temporary tax increases enacted in Fiscal Year 2009-10.

The longest and deepest recession in the post-Depression era is most likely over with both the State and national economies appear poised to make modest comebacks.  Output of the national economy grew for the third consecutive quarter in the first quarter of 2010, and California payroll employment grew in four of the six consecutive months ending in March 2010.  There are signs that home prices have begun to stabilize and have improved in many regions of the State.  A robust recovery in sales took place between November 2008 and November 2009, as sales were boosted by the first-time homebuyers' tax credit.  The tax credit was initially set to expire at the end of November 2009, but prior to its expiration, it was extended through April 30, 2010. Following the tax credit's extension, there was a moderate rebound in sales in March 2010.

However, some sectors of both economies have yet to show any positive signs and the recovery will probably be moderate and prolonged by historical standards.  In addition, there can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic recession will not further materially adversely affect the financial condition of the State.

Population.  The State's July 1, 2009 population of about 38.5 million represented over 12% of the total United States population.  California's population is concentrated in metropolitan areas.  As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State.  As of July 1, 2009, the 5-county Los Angeles area accounted for 41% of the State's population, with over 18.5 million residents, and the nine-county San Francisco Bay Area represented nearly 20%, with a population of over 7 million.

Recent Developments

Economic Developments.  In January 2010, California's projected budget gap for Fiscal Years 2009-10 and 2010-11 was $19.9 billion.  On May 14, 2010, the Governor released the 2010-11 May Revision, which proposes additional solutions to close the remaining budget gap.  Additional Federal funds (over and above the $2.2 billion already approved) account for $3.4 billion in solutions, a reduction from the $6.9 billion of additional Federal funds contained in 2010-11 Governor's Budget.  Spending reductions account for $12.4 billion in solutions.  Additional solutions include $1.3 billion in alternative funding and $2.1 billion in fund shifts and other revenues.  In response, Legislative leaders have proposed two different budget plans, one of which calls for significant tax increases, and another which would rely on a borrowing plan using certain significant non-General Fund revenues.  All these proposals are being considered by the Legislature.  Even if all the Governor's proposals were to be adopted, the Administration still projects that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire.

The 2010-11 May Revision projects that the State will have sufficient cash resources to pay all of its obligations through the end of the current fiscal year, including repayment of all outstanding revenue anticipation notes ("RANs") in June 2010 (a first maturity of $2.825 billion was paid on May 25, 2010). Legislation enacted during the fiscal emergency special session in early March 2010 will provide the State with additional tools to manage cash by authorizing short-term deferral of certain State payments.  Proposals to close the budget shortfall will substantially reduce this cash gap.  In addition to budget solutions, the State will need to obtain external financing early in the fiscal year.  At the Governor's direction, the Department of Finance ("DOF") is working with the State Controller's Office and the State Treasurer's Office to develop additional cash solutions to meet the State's payment obligations.

Other Developments. On May 4, 2010, the trial court ruled in favor of the State in the case of California Redevelopment Association et al. v. Genest et al. This ruling upheld a provision in the Amended 2009 Budget Act which required redevelopment agencies around the State to transfer $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to support public school funding within their jurisdictions (thereby relieving the General Fund from an equal amount of payments under Proposition 98).  The decision has been appealed by the redevelopment agencies; however, substantially all of the transfers have been made.

A large number of initiative petitions have been filed with the Secretary of State seeking to be placed on the November 2, 2010 election ballot; the Secretary of State’s office is in the process of sampling the signatures submitted in order to determine whether a sufficient number of valid signatures was submitted.  The Secretary of State was expected to announce by June 24 or June 25, 2010 which measures have qualified; for some measures, counting of signatures may continue after this deadline and the measures may eventually be qualified for the next statewide election after November 2, 2010.  A number of the proposals would, if ultimately approved by the voters, impact State finances in various ways, as follows:

•        Legalize sale of marijuana, which could produce increased State revenues if taxes are levied on such sales. (Qualified for the November ballot.)

•        Raise the vehicle license fee ("VLF") by $18 annually and dedicate these funds to support State parks, reducing General Fund expenditures. (Qualified for the November ballot.)

•        Restrict the ability of the State to use or borrow money from local governments, and moneys dedicated to transportation financing. (Qualified for the November ballot.)

•        Expand the definition of “taxes” under existing Constitutional provisions which require a two-thirds vote of the Legislature to approve.

•        Reduce the required vote in each house of the Legislature to adopt the annual budget to a majority from two-thirds.

•        Repeal certain corporate tax breaks enacted as part of the Amended 2009 Budget Act, increasing future General Fund revenues.

On June 16, 2010, the California Public Employees’ Retirement System (“CalPERS”) adopted a proposal that will increase the amount the State must contribute to CalPERS for state employee pensions in Fiscal Year 2010-11.  The State projects this will result in an increase in contributions of approximately $281 million, approximately 55% of which must be paid from the General Fund.

Subsequent to the 2010- 11 May Revision, the Administration has entered into tentative contract agreements with representatives of several bargaining units, representing more than 22,000 employees. These tentative agreements still require ratification by union members and the Legislature.  It is estimated that these contracts would save the State $72 million in Fiscal Year 2010-11.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.  The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including RANs and revenue anticipation warrants ("RAWs").  State agencies and authorities also can issue revenue obligations for which the General Fund has no liability.

General Obligation Bonds.  The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary.  General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.  Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education.  Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of May 1, 2010, the State had outstanding over $78.4 billion aggregate principal amount of long-term general obligation bonds, of which over $68.9 billion was payable primarily from the General Fund and over $9.5 billion was payable from other revenue sources.  As of May 1, 2010, there were unused voter authorizations for the future issuance of approximately $42.9 billion of long-term general obligation bonds.  Of this unissued amount, over $1.33 billion is for bonds payable from other revenue sources.

Legislation enacted November 4, 2009 authorizes submission to the voters at the Statewide election on November 2, 2010 of a ballot measure to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection.  The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015.  Additional bond measures may be included on the November 2, 2010 election ballot.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding.  As of May 1, 2010, the State had outstanding over $5.29 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 6.7% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program.  Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes.  Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds.  The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes.  Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time.  As of May 7, 2010, $1.29 billion aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Revenue Debt.  In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing.  Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions.  These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds.  In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors.  Certain of the lease-revenue financings are supported by special funds rather than the General Fund.  The State had approximately $10.1 billion General Fund-supported lease-revenue obligations outstanding as of May 1, 2010.  The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $9.8 billion authorized and unissued as of May 1, 2010.

Non-Recourse Debt.  Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability.  Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds.  The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities.  State agencies and authorities had approximately $56 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund outstanding as of December 31, 2009.

Future Issuance Plans.  Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund, thereby increasing the amount of such General Fund-supported debt to more than $79 billion, while still leaving authorized and unissued about $51 billion as of May 1, 2010.  The State has increased the volume of issuance of both categories of bonds substantially, starting in Fiscal Year 2007-08, in order to address the program needs for these new authorizations, along with those which existed before 2006.  The amounts and timing of future issuance of general obligation and lease revenue bonds depends on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved.

Disruptions in financial markets and uncertainties about the State's budget condition have caused significant disruptions over the past two years in the State's bond issuance program.  Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009.  In March 2009, it issued $6.54 billion of new tax-exempt bonds.  A few weeks later, the State took advantage of a new Federal program called "Build America Bonds" ("BABs") to issue $6.86 billion of Federally taxable general obligations bonds, of which $5.3 billion were BABs.  BABs are bonds whose interest is subject to Federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35% of the interest cost on the BABs.  This will result in a net interest expense lower than what the State would have had to pay for tax-exempt bonds at that time and in that amount.  Between April 2009 and through April 30, 2010, the State issued a significant amount of BABs, including $10.39 billion of general obligation bonds and $551 million of lease revenue bonds, and the State expects to issue additional BABs during calendar year 2010.  The Obama Administration has proposed making the BABs program permanent, although at a lower subsidy rate.  In May 2010, the House of Representatives passed a law which extends the BAB program for two years, at successively lower subsidy rates, but higher than what was proposed by the Obama Administration; this proposal has not yet been acted on by the Senate.

A combination of unusual circumstances resulted in public offerings of a record $19.7 billion of general obligation bonds during calendar year 2009.   Through May 31, 2010, the State has issued $5.9 billion of general obligation bonds and $721 million of lease-revenue bonds in calendar year 2010. The 2010-11 May Revision projects issuance of about $15.8 billion of general obligation and lease-revenue bonds in that fiscal year.

Based on the current projections of program expenditure needs, without taking any future authorizations into account, the aggregate amount of outstanding general obligation and lease revenue bonds is estimated to peak at about $111.3 billion by Fiscal Year 2014-2015, compared to the current total outstanding amount of about $80.8 billion.  The annual debt service costs on this amount of debt was estimated to increase to approximately $9.93 billion in Fiscal Year 2012-13, compared to about $6.09 billion budgeted in Fiscal Year 2009-10.

In light of the substantial drop in General Fund revenues since Fiscal Year 2007-08 and the projections for substantial new bond sales in the future, the ratio of debt service on general obligation and lease revenue bonds supported by the General Fund, to annual General Fund revenues, can be expected to increase significantly in future years.  Based on the revised estimates contained in the 2010-11 May Revision, in Fiscal Year 2009-10, the General Fund debt ratio is estimated to equal approximately 7.03% based on the assumed debt issuances discussed herein and the assumed growth in General Fund revenues and transfers contained in the 2010-11 May Revision.  Through Fiscal Year 2013-14, the State's General Fund debt ratio is projected to peak at 10.58% in Fiscal Year 2012-13.

Economic Recovery Bonds.  The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004.  Proposition 57 authorizes the issuance of up to $15 billion of ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004.  Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.

The State issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion.  In order to relieve current cash flow and budgetary shortfalls, the State issued $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund.  That issuance represents the last ERBs that can be issued under Proposition 57, except for any future issuance of refunding bonds.

Because of the sharp reduction in taxable sales as a result of the current economic recession, the 1/4¢ special sales tax revenues collected from the 1/4¢ tax dedicated to repayment of the ERBs decreased to a level that did not provide adequate coverage above the required debt service amounts.  This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time.  In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009.  The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times.

Three different sources of funds are required to be applied to the early retirement of ERBs: (i) all proceeds from the dedicated 1/4¢ tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the ERBs, (ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA").  As of January 2010, funds from these sources have been used for early retirement of approximately $3.5 billion of ERBs during Fiscal Years 2005-06 through 2008-09, including $1.495 billion which was transferred from the BSA in Fiscal Year 2006-07 ($472 million) and Fiscal Year 2007-08 ($1.023 billion).  The State reported that approximately $122 million of surplus tax revenues was scheduled to used to retire ERBs on June 24, 2010.  The Governor suspended the BSA transfers in Fiscal Years 2008-09 and 2009-10, due to the condition of the General Fund.

Tobacco Settlement Revenue Bonds.  In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years.  Under the MSA, half of the money will be paid to the State and half to local governments.  Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment.  Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things.  Settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

State statutory law allowed the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04.  An initial sale of 56.57% of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A Bonds").  A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 ("Series 2003B Bonds").  In August 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short.  In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing.  In March 2007, the State completed a refunding of the 2003A Bonds.  This refunding generated additional proceeds of approximately $1.258 billion, which will then be used to offset the General Fund cost for the initial years of the litigation settlement related to the suspension of the Proposition 98 guarantee.

The MSA provides for a potential reduction to the PMs' payments under specified conditions relating to the loss of market share to non-participating manufacturers ("NPMs").  This potential reduction is called an "NPM adjustment."  The State may dispute the PMs' right to an NPM adjustment for any year.  The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved.  Since 2006, the annual amount of revenues received by the State has incurred some level of withholding based on the PMs' assertion of their right to receive an NPM adjustment.  Nevertheless, the annual amount of tobacco settlement revenues received to date has been in excess of the required debt service payments.  In addition, the State Attorney General is pursuing, in a multi-state arbitration, a determination compelling the PMs to pay the full amounts scheduled.

Cash Flow Borrowings and Management.  As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs.  The State has issued RANs in 22 of the last 23 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year.  RANs must mature prior to the end of the fiscal year of issuance.  If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year.  RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

The State entered Fiscal Year 2009-10 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of RANs issued in Fiscal Year 2008-09.  In addition, significant payments to public schools was deferred from the end of Fiscal Year 2008-09 into the first few weeks of July 2009.  By July 1, 2009, additional budget solutions for Fiscal Year 2009-10 had not been adopted.  Faced with reduced cash resources, the State Controller started to issue registered warrants ("IOUs") on July 2, 2009, for certain obligations of the State not having payment priority under law.  The State Controller was able to manage cash resources to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009.

On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.  With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for Fiscal Year 2009-10.  In order to provide an immediate increase in cash resources, the State issued $1.5 billion of RANs on August 27, 2009, which were scheduled to mature on October 5, 2009.  This permitted early redemption of the outstanding IOUs ($2.6 billion) as of September 4, 2009.

The 2010-11 May Revision projected the State would have sufficient cash resources to repay the entire $8.8 billion of RANs, issued in September 2009, in May and June of 2010 as scheduled.  Cash flow projections in the 2010-11 May Revision show an available balance of borrowable resources at June 30, 2010 of about $6.2 billion, after repayment of the RANs.

Ratings.  The current ratings of the State's general obligation bonds are "A1" from Moody's and "A-" from S&P and Fitch.

State Funds and Expenditures

The Budget and Appropriations Process.  The State's fiscal year begins on July 1 and ends on June 30.  The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year.  Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years.  Following the submission of the proposed budget, the Legislature takes up the proposal.  The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor.  The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature.  The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill.  Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.  Appropriations also may be included in legislation other than the Budget Act.  Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor.  Bills containing K-14 education appropriations require a simple majority vote.  Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution.

The General Fund.  The monies of the State are segregated into the General Fund and over 1,000 other funds, including special, bond and trust funds.  The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund.  The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.  The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties.  The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund.  The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund.  At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.  In certain circumstances, monies in the SFEU may be used in connection with disaster relief.  For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund.  For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

The Budget Stabilization Account.  Proposition 58, approved in March 2004, created the BSA.  Beginning with Fiscal Year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced.  These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater.  The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target.  Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose.  A total of $1.495 billion of the $5 billion amount has now been allocated for retirement of ERBs.

The 2007, 2008 and 2009 Budget Acts authorized the State to transfer funds from the BSA back into the General Fund.  On January 10, 2008, the Fiscal Year 2007-08 balance of $1.495 billion was transferred from the BSA to the General Fund.  The Governor issued an executive order on May 28, 2008 suspending the Fiscal Year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, in light of the then-current condition of the General Fund.  Due to a drastic decline in General Fund revenues, the Governor issued an Executive Order on May 29, 2009, suspending the Fiscal Year 2009-10 transfer estimated at approximately $2.8 billion from the General Fund to the BSA.  The 2010-11 May Revision proposes to suspend the Fiscal Year 2010-11 transfer estimated at approximately $2.7 billion from the General Fund to the BSA.  There are currently no moneys in the BSA.

Inter-Fund Borrowings.  Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund.  If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund.  All money so transferred must be returned to the special fund from which it was transferred.  As part of the 2008 Budget Act, statutory changes were enacted to reclassify 18 existing State funds to become borrowable resources for General Fund cash flow purposes.  These funds increase the total amount of borrowable resources by approximately $3.5 billion.  An additional $500 million of additional borrowable resources was previously made available in August 2008 as a result of administrative actions taken by the Governor.  The Initial 2009 Budget Act reclassified an additional 19 funds to borrowable resources for General Fund cash flow purposes.  These funds will provide approximately $2 billion additional borrowable cash to the General Fund.  As of June 30, 2009, there was estimated to be approximately $11.908 billion of loans from the SFEU and other internal sources to the General Fund.  The May Revision estimates approximately $11.699 billion of such loans for June 30, 2010.

State Expenditures.

State Appropriations Limit.  The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit").  The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes.  There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative.  The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.  The Appropriations Limit is tested over consecutive two-year periods.  Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

The DOF projects the Appropriations subject to limitation to be approximately $23.135 billion and $20.694 billion under the Appropriations Limit in Fiscal Years 2009-10 and 2010-11, respectively.

Pension Trusts.  The principal retirement systems in which the State participates are CalPERS and the California State Teachers' Retirement System ("CalSTRS").

CalPERS administers the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan.  As of June 30, 2009, PERF had 1,134,397 active and inactive program members and 492,513 benefit recipients.  The payroll for State employees covered by PERF for Fiscal Year 2009-10 was approximately $16.9 billion.  The State's contribution to CalPERS, through the PERF, has increased from $2.402 billion in Fiscal Year 2005-06 to an estimated $3.098 billion in Fiscal Year 2009-10, with an estimated $3.769 billion for Fiscal Year 2010-11.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP").  STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system.  As of June 30, 2009, the Defined Benefit Program had approximately 1,745 contributing employers, approximately 609,375 active and inactive program members and 223,968 benefit recipients.  State contribution to CalSTRS, through STRP, has increased from $499 million in Fiscal Year 2005-06 to an estimated $563 million in Fiscal Year 2009-10, with an estimated $567 million for Fiscal Year 2010-11.

CalPERS and CalSTRS have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years.

Welfare System.  The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system.  This Act included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain Federal welfare and public benefits to legal non-citizens (subsequent Federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.  Federal authorization for the TANF program extends until September 30, 2010.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998.  Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid.  The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.  The CalWORKs caseload projections are 552,000 and 569,000 cases in Fiscal Years 2009-10 and 2010-11, respectively.  Since CalWORKs' inception in January 1998, however, caseload is projected to have declined by over 10%.

As in prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the Federal Fiscal Year ("FFY") 1994 historic expenditures rather than the 75% MOE level California has been required to meet.  The 2010-11 Governor's Budget continues to reflect an increase of MOE spending by $179.5 million in Fiscal Year 2009-10 and 2010-11, to $2.9 billion, to reflect this penalty.  The Federal government recently notified California that it did not meet the 2008 work participation rate requirements and assessed a penalty of $47.7 million.  The State intends to seek relief from the FFY 2008 penalty based on current economic conditions and/or a corrective action plan. To the extent full or partial relief is not obtained, any FFY 2008 penalty likely would not be assessed prior to Fiscal Year 2011-12.

Considerable improvement in work participation rates must be achieved to avoid additional Federal penalties, which could cost the State and counties more than $2 billion over a five-year period, beginning in Fiscal Year 2011-12.  The 2008 Budget Act maintained funding to support CalWORKs program improvements that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet Federal work requirements in the TANF program.  Additionally, the Amended 2009 Budget Act included significant long-term reform efforts for the program.  Various long-term reforms will become effective beginning in Fiscal Year 2011-12.

Nationwide, the American Recovery and Reinvestment Act in February 2009 ("ARRA") appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund ("ECF") for FFYs 2009 and 2010.  A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short term benefits, and/or (iii) increased expenditures for subsidized employment.  Through the ECF, a state can be reimbursed for 80% of expenditures in a fiscal year that exceed the level of state expenditures in each of these areas.  The 2010-11 May Revision continues to assumes an extension of the enhanced funding provided for health and social services programs by the ARRA.  This would result in a General Fund decrease of $386.6 million as a result of the Federal government continuing to provide this funding to California through Fiscal Year 2010-11.

The 2010-11 May Revision continues to propose (i) reducing monthly grant payments by 15.7% to reduce California's grant level to the average of the ten states with the highest cost of living, (ii) reducing the level at which the State reimburses child care providers, and (iii) eliminating the Recent Noncitizen Entrants program, which provides CalWORKs benefits to legal immigrants who have been in the United States for less than five years.  These proposals were initially assumed to become effective June 1, 2010, for General Fund savings of $207.2 million. However, due to delayed implementation to October 1, 2010 and a decreased caseload projection, the 2010-11 May Revision reduces the General Fund savings resulting from these proposals to $138.8 million in Fiscal Year 2010-11.  These savings would increase to approximately $488 million if the federal government does not extend the ARRA funding described above.  Due to the severity of California's structural deficit, the 2010-11 May Revision also proposes to eliminate the CalWORKs program, effective October 1, 2010, for net General Fund savings of $1.07 billion in Fiscal Year 2010-11.

Health Care.  Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage.  Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, Federal matching funds are available if the State chooses to provide any of numerous optional benefits.  The Federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits.  Approximately 4 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans.  Average monthly caseload in Medi-Cal is estimated at 7.28 million in Fiscal Year 2009-10.  Caseload is expected to increase in Fiscal Year 2010-11 by approximately 262,300 (3.6%) to 7.54 million people.

Medi-Cal expenditures are estimated to be $41.2 billion ($10.1 billion General Fund) in Fiscal Year 2009-10 and $48.8 billion ($11.2 billion General Fund) in Fiscal Year 2010-11.  The net increase of $1.1 billion of Medi-Cal expenditures in Fiscal Year 2010-11 is due primarily to base cost increases of about $4.2 billion and savings of $3.1 billion resulting from an anticipated increase in Federal funds and various program reductions.

Unemployment Insurance.  The Unemployment Insurance ("UI") program is a Federal-State program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own.  The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.  Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants.  The State reported that, absent changes to the UI Fund financing structure, the UI Fund had a deficit of $6.2 billion at the end of 2009 and projected that, absent changes to the UI Fund financing structure, the UI Fund will have deficits of $15.3 billion at the end of 2010 and $20.9 billion at the end of 2011.

Commencing in January 2009, in accordance with Federal law, the State began to fund deficits in the UI Fund through a Federal loan to support benefit payments.  If the loan is repaid within the Federal fiscal year in which it is taken, the State does not have to pay interest on the loan.  If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds.  However, the ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment by the State would need to occur no later than September 30, 2011.  Assuming the State does not begin repayment of the loan prior to September 2011, in Fiscal Year 2011-12 the General Fund would be required to make an interest only payment of approximately $554 million from January 1 through September 30, 2011 (based on an assumed then outstanding Federal loan of $20.9 billion).  The amount payable in fiscal years after Fiscal Year 2011-12 (assuming no federal waiver of the interest payment) will depend on a variety of factors, including the actual amount of the federal loan then outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government.

Local Governments.  The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas.  There also are 480 incorporated cities and thousands of special districts formed for education, utility and other services.  The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.  Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges.  During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts.  However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of Constitutional Amendment #4 ("Amendment No. 4"), dramatically changed the State-local fiscal relationship.  These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act.  One change relates to the reduction of the VLF rate from 2% to 0.65% of the market value of the vehicle.  In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.

As part of the State-local agreement, Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election (Proposition 1A).  Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004.  Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years.  The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid.  In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.  Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates.  Beginning in Fiscal Year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended.

The 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority and created a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government-operated joint powers agency ("JPA").  This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations.  Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013.  The 2010-11 May Revision includes $90.8 million for the interest payments that will be incurred in that fiscal year to be paid from the General Fund.  The Amended 2009 Budget Act also contains a shift of $1.7 billion in redevelopment authority funds from current revenue and reserves in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11, which allows redevelopment agencies to borrow from parent agencies.  These revenues are then shifted to schools that serve the redevelopment areas.

The California Redevelopment Association ("CRA"), which includes a number of redevelopment agencies among its members, has publicly announced that it is preparing to file a lawsuit challenging the $1.7 billion shift described above.  The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys.  The CRA challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for Fiscal Year 2008-09.  The State withdrew its appeal of the decision and subsequently enacted legislation that it believes addresses the concerns noted by the trial court.  However, the subsequently enacted legislation is being challenged in the current CRA lawsuit, and in a separate lawsuit filed by a group of counties.

Trial Courts.  Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system.  The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties.  The State's trial court system will receive approximately $2.6 billion in State resources in Fiscal Years 2008-09 and 2009-10, and $499 million in resources from the counties in each fiscal year.  The 2010-11 May Revision reflects $236.5 million in General Fund reductions, $17.4 million of which is a one-time reduction.  Of the remaining reduction amount, $206.1 million is to be offset by special fund revenues. In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays.  The fees raised by this legislation are intended to support up to $5 billion in lease revenue bonds.  Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Proposition 98.  On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act."  Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.  Any amount not funded by local property taxes is funded by the General Fund.  Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations.  However, that percentage has been adjusted to approximately 40% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools.  Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period.  Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers are expected for Fiscal Year 2009-10 or 2010-11.

The Initial 2009 Budget Act included funding the Proposition 98 Guarantee for both Fiscal Years 2008-09 and 2009-10 at the minimum-required levels of $50.7 billion and $56.0 billion, respectively.  It also reduced Fiscal Year 2008-09 Proposition 98 appropriations by $7.3 billion a combination of payment deferrals, fund re-designations, and program reductions.  In comparison to the Fiscal Year 2008-09 revised Proposition 98 spending level, the Initial 2009 Budget Act included an additional $4.6 billion to backfill prior-year one-time solutions and $252 million to fund growth adjustments.  The Fiscal Year 2009-10 Proposition 98 appropriation level reflected an additional $702 million in program reductions.

Since the adoption of the Initial 2009 Budget Act, the State's revenues continued to decline.  To continue funding at the minimum-required funding levels, in July 2009, Proposition 98 funding levels were again reduced for both Fiscal Year 2008-09 and 2009-10.  The Fiscal Year 2008-09 Proposition 98 funding level is now $49.1 billion.  Furthermore, the Amended 2009 Budget Act reduced Fiscal Year 2009-10 appropriations by $5.6 billion.  The 2010-11 Governor's Budget proposes to amend the Fiscal Year 2008-09 Proposition 98 funding levels to reflect actual appropriations for Fiscal Year 2008-09, reducing Proposition 98 funding from $49.1 billion to $49.0 billion.  The proposed Fiscal Year 2008-09 Proposition 98 funding level was $2.2 billion over the minimum required funding level.  For Fiscal Year 2009-10, the Proposition 98 Guarantee level decreased to $49.9 billion from the $50.4 billion level in the Amended 2009 Budget Act.  The Proposition 98 Guarantee for Fiscal Year 2010-11 is projected to decrease to $48.4 billion from the Governor's Budget estimate of $50 billion  and the General Fund share is projected to be $35 billion of total Proposition 98 funding.

In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion.  That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the General Fund.  This suspended amount is added to the existing maintenance factor.  This funding, along with approximately $1.1 billion in Fiscal Year 2005-06 was the subject of a lawsuit, which has recently been settled.  The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full.  The payment has been suspended in the Amended 2009 Budget Act.  The 2010-11 Governor's Budget proposes to restart the annual settlement payments by providing $270 million for Fiscal Year 2009-10 and $180 million for Fiscal Year 2010-11, a total of $450 million.  However, the 2010-11 May Revision instead proposes to provide $30 million for Fiscal Year 2009-10 and $420 million for Fiscal Year 2010-11 for a total of $450 million.  In addition, legislation was approved to refinance the State's Series 2003A Bonds (discussed below), which became effective on January 1, 2007.  The first $900 million in additional funds raised from the refinancing offset initial settlement costs.

Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates.  Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations.  The current estimate of the remaining obligation is $1.292 billion.  The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2 million.  The 2006 Budget Act included this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation. Legislation related to the 2008 Budget Act suspends the Fiscal Year 2008-09 allocation.  As a result, the outstanding settle-up balance as of the 2008 Budget Act is $1.1 billion.  The February 2009 budget package used the $1.1 billion to pay for school district revenue limit costs in Fiscal Year 2008-09.  The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for Fiscal Year 2006-07 are $212 million below the amounts required by the Proposition 98 minimum guarantee.  This amount should be appropriated by the Legislature beginning in Fiscal Year 2014-15.

Constraints on the Budget Process.  Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets.  More recently, a new series of Constitutional amendments have affected the budget process.  These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition 1A, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.  This, and other recent Constitutional amendments affecting the budget process, are described below.

Proposition 58 (Balanced Budget Amendment).  Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits.  As a result, the State may have to take more immediate actions to correct budgetary shortfalls.  Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance.  The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 requires that a special reserve (the BSA) be established in the General Fund.  The BSA will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.  Proposition 58 also prohibits certain future borrowing to cover budget deficits.  This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing.  The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004).  Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004.  Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing.  The amount borrowed is required to be paid back within three years.  The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years.  In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years.  The 2010-11 May Revision defers payment of these claims and refinances the balance owed over the remaining payment period.  The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $965.4 million.  The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing  authority.  This borrowing generated $1.998 billion that will be used to offset General Fund costs for a variety of court, health, corrections, and K-12 programs.

Proposition 49 (After School Education Funding).  An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools.  This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million.  These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition IA of 2006).  On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions.  The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period.  The Budget Acts for Fiscal Years 2006-07, 2007-08 and 2008-09 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions.  The Amended 2009 Budget Act fully funded the Proposition 42 transfer in Fiscal Year 2009-10 at $1.433 billion with another $83 million to repay a portion of past suspensions.

Sources of Tax Revenue

Personal Income Tax.  The California personal income tax, which accounted for 52.4% of General Fund tax revenues in Fiscal Year 2008-09, is closely modeled after Federal income tax law.  It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% (1.25% to 9.55% for tax years 2009 and 2010) that are adjusted annually based on the change in the Consumer Price Index.  Personal, dependent and other credits are allowed against the gross tax liability.  In addition, taxpayers may be subject to an alternative minimum tax ("AMT").  The personal income tax structure is highly progressive.  For instance, it is estimated that the top 1% of taxpayers paid 43% of the total personal income tax in the 2008 tax year. A proposal to add a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate, became effective January 1, 2005.  The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts.  Capital gains tax receipts accounted for as much as 14.8% and as little as 4.5% of General Fund revenues over the last ten years.  It is estimated that capital gains tax receipts will account for 3.6% of General Fund revenues and transfers in Fiscal Year 2009-10 and 5.8% of General Fund revenue in Fiscal Year 2010-11.

The 2009 Budget Act provided for a temporary addition of 0.25% to each personal income tax rate for tax years 2009 and 2010.  As of the 2010-11 May Revision, this change is expected to generate approximately $4.299 billion of additional General Fund revenues in Fiscal Year 2009-10 and $4.223 billion in Fiscal Year 2010-11.  The Initial 2009 Budget Act also included a temporary reduction in the personal income tax exemption credit for dependents.  As of the 2010-11 May Revision, this change is expected to generate approximately $1.386 billion of additional General Fund revenues in Fiscal Year 2009-10 and $1.472 billion in Fiscal Year 2010-11.

Sales and Use Tax.  The sales and use tax, which accounted for 28.7% of General Fund tax revenues in Fiscal Year 2008-09, is imposed upon retailers and consumers for the privilege of selling and using tangible personal property in California.  Most retail sales and leases are subject to the tax.  However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity.  Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of May 1, 2010, the breakdown of the base State and local sales tax rate of 8.25% is as follows: 6% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

Existing law provides that 0.25% of the basic 5% State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast.  The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year.  The DOF estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2010.

Corporation Tax.  Corporation tax revenues, which accounted for 11.5% of General Fund tax revenues in Fiscal Year 2008-09,  are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the Federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 2.8% of revenues (the constitutionality of these fees is currently being challenged in one pending litigation).

Insurance Tax.  The majority of insurance written in California is subject to a 2.35% gross premium tax.  For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles.  Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance.  This ruling is expected to result in a total loss of $406 million spread over several years; the impact is estimated to be $15 million in Fiscal Year 2008-09, $11 million in Fiscal Year 2009-10, $230 million in Fiscal Year 2010-11, and $149 million in Fiscal Year 2011-12.

Vehicle License Fee.  The Amended 2009 Budget Act temporarily increased the VLF from 0.65% to 1.15%, effective May 19, 2009, through June 30, 2011.  Of this 0.5% increase, 0.35% goes to the General Fund with the remaining 0.15% going to local law enforcement.  An initiative has been qualified for the November 2010 ballot which would increase the annual VLF by $18 and dedicate the revenue to support of state parks and wildlife conservation. This measure, if approved by the voters, would generate an estimated $500 million per year for parks and wildlife conservation programs, which would save an equivalent amount of General Fund expenditures.

Other Taxes.  Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.  The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return.  The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010.  It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005.  These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

Special Fund Revenues.  The State Constitution and statutes specify the uses of certain revenue.  Such receipts are accounted for in various special funds.  In general, special fund revenues comprise three categories of income:  (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products;  (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).  Motor vehicle related taxes and fees are projected to account for approximately 39% of all special fund revenues in Fiscal Year 2010-11.  Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs.  In Fiscal Year 2010-11, $10.9 billion is projected to come from the ownership or operation of motor vehicles.  About $2.9 billion of this revenue is projected to be returned to local governments.  The remainder was available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products.  Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999.  At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes.  In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999.  The State's excise tax proceeds are earmarked for early childhood development, education, health, research and other programs.

American Recovery and Reinvestment Act.  The ARRA provides approximately $787 billion of economic stimulus actions in the form of direct payments from the Federal government and tax relief to individuals and businesses nationwide.  The stimulus bill provides about $330 billion in aid to states, about $170 billion for Federal projects and non-state aid, and about $287 billion of tax relief.  The State estimates ARRA will have an $85.4 billion effect in California, including $55.2 billion in aid and an additional $30.2 billion in tax relief.  The State believes that over the 18 month course of ARRA, Californians can expect to see a $19.5 billion investment in health and human services, $11.8 billion investment in education, $5.2 billion investment in labor and workforce development, and $4.7 billion investment in transportation infrastructure.  The 2010-11 May Revision includes an estimated $5.6 billion of previously approved Federal stimulus revenues being available to offset General Fund expenditures in Fiscal Year 2010-11.

State Economy and Finances

Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during Fiscal Year 2001-02, as the State and national economies feel into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues largely due to reduced personal income taxes from stock options and capital gains activity.  During Fiscal Years 2001-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits.  The State's economy rebounded strong during Fiscal Years 2004-2007, with the result that General Fund revenues were substantially higher in each year than had been projected at the start of the year.  This allowed the budgets in those years to end with substantial positive balances.  The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowings and one-time measures such as securitization of tobacco settlement revenues and sale of ERBs to produce balanced budgets.

Final estimates relating to Fiscal Year 2006-07 indicated that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed.  As a result of the revised estimates and improved economic results that generated increases in tax revenues, the State estimated that the fund balance at June 20, 2006 was about $3.5 billion, of which $3 billion was in the SFEU.

2007 Budget Act.  The 2007 Budget Act was adopted by the Legislature on August 21, 2007 and signed by the Governor on August 24, 2007.  The 2007 Budget Act included the largest reserve of any budget act in the State's history ($4.1 billion) due to the large number of risks in the Act.  Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6%, from $95.5 billion in Fiscal Year 2006-07 to $101.2 billion in Fiscal Year 2007-08.  The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in Fiscal Year 2006-07.  The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

During Fiscal Year 2007-08, the State faced a number of issues that affected the General Fund and reduced the budget reserves included in the 2007 Budget Act, including (i) deterioration of revenues primarily as a result of weaker economic conditions; (ii) reduction in reserves by $500 million as a result of an adverse court ruling involving delayed payments to the State Teachers' Retirement Fund; and (iii) higher than expected Proposition 98 spending.  Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which could not be repeated in Fiscal Year 2008-09.

It was projected that the State would end Fiscal Year 2007-08 with a total reserve of $858.5 million, compared with the original estimate of $4.1 billion in the 2007 Budget Act.  Subsequent projections estimated a total reserve at June 30, 2008 of $3.113 billion.  The continuation of a positive budget reserve was significantly affected by two one-time revenue sources totaling $4.8 billion: sale of ERBs ($3.313 billion) and transfer of the BSA reserve to the General Fund ($1.495 billion).

As part of the adoption of the 2008 Budget Act, General Fund revenues for Fiscal Year 2007-08 were projected at $102 billion, an increase of $1.8 billion from 2007 Budget Act projections.  In addition, General Fund expenditures for Fiscal Year 2007-08 were projected at $103.4 billion, an increase of $1.1 billion compared to the 2007 Budget Act projection.  Legislation was adopted at the fiscal emergency special session to reduce expenditures in Fiscal Year 2007-08 and lower certain base expenditures for Fiscal Year 2008-09, which resulted in $4.3 billion of budget solutions for Fiscal Year 2007-08 and $2.7 billion of budget solutions in Fiscal Year 2008-09.

2008 Budget Act.  The 2008 Budget Act was adopted by the Legislature on September 16, 2008 and signed by the Governor on September 23, 2008.  The 2008 Budget Act, combined with actions taken during the fiscal emergency legislative session, resolved the $17.3 billion budget deficit and was projected to provide a modest reserve of $1.7 billion, but projected a deficit of $1 billion for Fiscal Year 2009-10.  Under the 2008 Budget Act, General Fund revenues and transfers were projected to decrease from $103 billion in Fiscal Year 2007-08 to $102 billion in Fiscal Year 2008-09, and General Fund appropriations were estimated at $103.4, up only $100 million from Fiscal Year 2007-08.  The June 30, 2009 total reserve was projected to be $1.7 billion, a decrease of $1.4 billion from the June 30, 2008 reserve.

The 2008 Budget Act had the following major General Fund components:

1.         Deficit Matters.  The 2008 Budget Act resolved the budget deficit via a number of solutions, 46% of which were expenditure reductions totaling $7.9 billion.  Additional solutions included: $8.4 billion in revenue increases, $0.7 billion in borrowing, a reduction in the reserve of $306 million, $855 million in transfers to the General Fund from other special funds, savings from the delay of enacting the 2008 Budget Act, a Governor's Executive Order reducing the use of certain part-time employees by the State, the use of $500 million of revenue from sales tax on gasoline to offset certain General Fund costs associated with transportation, and other one-time budgetary actions.

2.         Cash Flow Management.  In order to reduce the need for external borrowing, the Legislature approved a plan to smooth cash flow imbalances by shifting certain payments for some programs.  This plan was projected to reduce the need for external borrowing by $3 to $4 billion in Fiscal Year 2008-09.

3.         Proposition 98.  The Proposition 98 Guarantee for Fiscal Year 2008-09 was projected to grow to $58.1 billion.  The 2008 Budget Act fully funded the Proposition 98 minimum guarantee, appropriating $41.9 billion from the General Fund and the remainder from local revenue.

4.         K-12 and Higher Education.  Total expenditures for K-12 education programs in Fiscal Year 2008-09 were projected to be $71.9 billion ($42 billion from the General Fund).  The 2008 Budget Act reflected total funding for higher education of $20.7 billion, including $14.2 billion General Fund and Proposition 98 sources for all major segments of higher education.

5.         Health and Human Services.  The 2008 Budget Act included funding of $31 billion from the General Fund for Health and Human Services Programs, which was an increase of $ 1.6 billion from the revised Fiscal Year 2007-08 estimate.

6.         Transportation Funding.  The 2008-09 Budget Act included $1.42 billion to fully fund Proposition 42 in Fiscal Year 2008-09.

The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident.  The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received.  Since the enactment of the 2008 Budget Act, economic conditions in the State worsened considerably from projections.  The 2009-10 Governor's Budget projected that the State would end Fiscal Year 2008-09 with no reserve, compared to the original estimate of $1.7 billion.  Subsequent projections estimated a total reserve deficit on June 30, 2009 of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate.  Given the dramatic decline in General Fund revenues and the emergence of a $41.6 billion combined current and budget year General Fund gap, the Governor called three special sessions of the Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in Fiscal Year 2008-09 and address the State's cash shortage.

2009 Budget Act.  The State's budget for Fiscal Year 2009-10 was enacted in an unusual sequence.  Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009.  At that time, amendments to the 2008 Budget Act were enacted along with, more than four months early, a full budget act for Fiscal Year 2009-10 (the "Initial 2009 Budget Act").  The State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for Fiscal Years 2008-09 and 2009-10.  It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009.  These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State's financial circumstances, and assuming receipt of approximately $8 billion of Federal stimulus funds to offset General Fund costs and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase 9.3%, from $89.4 billion in Fiscal Year 2008-09 to $97.7 billion in Fiscal Year 2009-10.  The Initial 2009 Budget Act contained General Fund appropriations of $92.2 billion, compared to $94.1 billion in Fiscal Year 2008-09.  The June 30, 2010 total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of negative $3.4 billion.

As the recession deepened throughout the spring of 2009, revenues continued to erode and the budget again had fallen out of balance.  On July 1, 2009 the Governor declared a fiscal emergency and called a special session of the Legislature to solve the new $24.3 billion deficit.  The Legislature passed on July 24, 2009, and the Governor signed on July 28, 2009 the Amended 2009 Budget Act.  The prior year's resources available balance in the Amended 2009 Budget Act reflects a net increase of $72 million for Fiscal Year 2008-09 since the 2008 Budget Act.  Under the Amended 2009 Budget Act, General Fund revenues and transfers are projected to increase 6.4%, from a revised $84.1 billion in Fiscal Year 2008-09 to $89.5 billion in Fiscal Year 2009-10. The Amended 2009 Budget Act contains General Fund appropriations of $84.6 billion in Fiscal Year 2009-10, compared to $91.5 billion in Fiscal Year 2008-09, a 7.5% decrease. The June 30, 2010 total reserve initially was projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion.

The Amended 2009 Budget Act contains the following major General Fund components:

1.                  Addressing the Deficit.  The $60 billion in budget solutions adopted for Fiscal Years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) are wide-ranging and touch all three of the State's major revenue sources (personal income taxes, corporation taxes and sales and use taxes).  Spending cuts are implemented in virtually every state program that receives General Fund support.  The budget solutions include spending reductions of $31 billion and also include an estimated receipt of $8 billion of Federal stimulus funds.  Additional solutions include $12.5 billion of tax increases and $8.4 billion of other solutions.

2.                  Federal Stimulus.  The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the ARRA to offset General Fund expenditures in Fiscal Years 2008-09 and 2009-10.

3.                  Cash Flow Management.  The deterioration of revenues resulted in a cash shortage in Fiscal Years 2008-09 and 2009-10.  In order to manage cash flow and provide for timely payments of the State's obligations, the Amended 2009 Budget Act includes a number of cash solutions to better balance timing of receipts and disbursements.

4.                  Proposition 98.  The Proposition 98 Guarantee for Fiscal Year 2009-10 was projected to be $50.4 billion, of which $35 billion was the General Fund portion.

5.                  K-12 and Higher Education.  The Amended 2009 Budget Act included $66.7 billion for K-12 education programs for Fiscal Year 2009-10 of which $35 billion was funded from the General Fund.  The Amended 2009 Budget Act reflects a total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources for all major segments of Higher Education.

6.                  Health and Human Services.  The Amended 2009 Budget Act includes $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for Fiscal Year 2009-10.  Due to the State's severe fiscal shortfall, the Initial 2009 Budget Act included $2.4 billion in proposed General Fund expenditure reductions in Health and Human Services programs in Fiscal Year 2009-10, and the Amended 2009 Budget Act include an additional $3.4 billion in General Fund expenditure reductions in these programs.

7.                  Transportation Funding.  The Amended 2009 Budget Act includes $1.441 billion of General Fund expenditures to fully fund local transportation programs in Fiscal Year 2009-10.  Proposition 1B also was passed in November 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality.  The Amended 2009 Budget Act appropriates $4.2 billion of funds from the Proposition 1B bond authorization.

Because many of the actions taken to balance the Amended 2009 Budget Act were either one-time actions, involve loans which have to be repaid or are based on temporary revenue increases or the limited receipt of Federal stimulus funds, budget gaps of several billions of dollars a year are expected to recur in Fiscal Year 2010-11 and subsequent years.  The DOF projected that the State would, in the absence of taking additional steps to balance its budget, face operating deficits of $6.3 billion, $6.6 billion and $3.1 billion in Fiscal Years 2010-11, 2011-12 and 2012-13, respectively.

The Amended 2009 Budget Act was based on a variety of assumptions. As described above, actual circumstances or conditions in Fiscal Year 2009-10 to date have differed from such assumptions in material respects, and circumstances and conditions for the balance of Fiscal Year 2009-10 may differ from those assumptions, and the State's financial condition may continue to be adversely impacted.

2010-2011 Governor's Budget and the 2010-2011 May Revision.  The 2010-11 Governor's Budget, released on January 8, 2010, proposed to solve the estimated $19.9 billion budget gap by the end of Fiscal Year 2010-11 (including funding a $1.0 billion reserve).  Based on certain actions taken by the Legislature and other factors, the 2010-11 May Revision reduces the budget gap estimate to $19.1 billion (including funding a $1.2 billion reserve) and proposes to close the gap with a combination of expenditure reductions, alternative funding, fund shifts, and Federal funds.  The 2010-11 May Revision proposes a total of $19.9 billion of budget solutions for Fiscal Years 2009-10 and 2010-11, which consist primarily of $12.4 billion in expenditure reductions, $3.4 billion in Federal funds, $1.3 billion in alternative funding, and $2.1 billion in fund shifts and other revenues.

The 2010-11 May Revision projects to end Fiscal Year 2010-11 with a $1.2 billion reserve.  General Fund revenues and transfers for Fiscal Year 2010-11 are projected at $91.5 billion, an increase of $2.2 billion compared with estimates in 2010-11 Governor's Budget.  General Fund expenditures for Fiscal Year 2010-11 are projected at $83.4 billion, an increase of $.5 billion compared with estimates in the 2010-11 Governor's Budget and a decrease of $3.2 billion or 3.7 % compared with revised estimates for Fiscal Year 2009-

The 2010-11 May Revision has the following significant General Fund components:

1.                  Health and Human Services.  General Fund expenditures are proposed to decrease by $796 million (2.9%), compared to the 2010-11 Governor's Budget.

2.                  Proposition 98.  The 2010-11 May Revision maintains the Governor's commitment to avoid additional cuts to K-14 education.  The 2010-11 Governor's Budget proposed maintaining State funding for schools at approximately the same level for Fiscal Year 2010-11 as schools received in Fiscal Year 2009-10.

3.                  Borrowing Costs.  The 2010-11 May Revision proposes a decrease of $419.4 million (6.7%) in General Fund expenditures for borrowing in Fiscal Year 2010-11.

4.                  Federal Funding Assumptions.  The 2010-11 May Revision includes an estimated $5.6 billion (as compared to $6.9 billion in the 2010-11 Governor's Budget) in Fiscal Year 2010-11 Federal funds to offset General Fund expenditures (of which $2.2 billion has already been approved by the Federal government).  The majority of these federal funds are ARRA funds.

5.                  Employee Compensation Changes.  The 2010-11 May Revision proposes to decrease General Fund expenditures by $645.7 million in Fiscal Year 2010-11.

6.                  Budget Stabilization Account.  The Governor suspended the annual transfer of money from the General Fund to the BSA due to the condition of the General Fund.

The 2010-11 May Revision revised various revenue and expenditures estimates for Fiscal Year 2009-10 and it projects that the State will end Fiscal Year 2009-10 with a negative reserve of $6.8 billion, compared to the estimate of a negative $5.4 billion reserve at the time of the 2010-11 Governor's Budget.  As of the 2010-11 May Revision, General Fund revenues and transfers for Fiscal Year 2009-10 are projected at a revised $86.5 billion, a decrease of $1.563 billion compared with 2010-11 Governor's Budget estimates.  This change is primarily made up of the following components: (i) $2.619 billion decrease in personal income tax; (ii) $816 million increase in sales and use tax; and (iii) $240 million increase in other revenues and transfers.

Under the 2010-11 May Revision, General Fund expenditures for Fiscal Year 2009-10 are projected at $86.5 billion, an increase of $373 million compared with 2010-11 Governor's Budget estimates.  This increase in expenditures is primarily attributable to (i) an increase in Proposition 98 expenditures of $1.2 billion and (ii) decrease in non-Proposition 98 expenditures of $803.3 million.

Litigation

The State is a party to numerous legal proceedings.  The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Budget Related Litigation.  In Robles-Wong, et al. v. State of California plaintiffs challenge the constitutionality of the State's "education finance system."  Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators and the California School Boards Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court.  It is currently unknown what the fiscal impact of this matter might be upon the General Fund.

Two cases challenge the $489 million in line-item vetoes the Governor made to the Amended 2009 Budget Act:  Steinberg v. Schwarzenegger, et al. and St. John's Well Child and Family Center, et al. v. Schwarzenegger, et al.  Both actions maintain that because the Legislature only reduced existing appropriations in the budget revision bill without making any new appropriations, the Governor was not entitled to use his line-item veto power.  Both cases seek writ relief directing the Controller to enforce the existing appropriations as reduced by the Legislature and to declare the line-item vetoes void.  The appellate court allowed the Steinberg petitioners to intervene in the St. John's action.  The appellate court then denied the writ and upheld the vetoes in the St. John's action.  Petitioners requested review of the ruling by the California Supreme Court, which was granted in June 2010.  The petition in the Steinberg action is still pending in trial court, but the parties have asked for a stay by the court until the St. John's matter is resolved.

In Poizner v. Genest, et al., the State Insurance Commissioner challenges the proposed sale of a portion of a public enterprise providing workers' compensation insurance to California employers, asserting that the proposed sale would violate the California Constitution.

In Lord, et al. v. Schwarzenegger, et al., petitioners are a correctional officer and the employee organization designated as the exclusive bargaining representative of the officer and other correctional law employees.  Petitioners allege that the State budget bill enacted in July 2009 violates the California Constitution provision that requires that a statute embrace one subject expressed in its title.  The bill includes budget-related items intended to reduce various State expenses and increase various State revenues, including deferral of payment of State employee compensation and elimination of a rural health care subsidy paid to the petitioner and other State employees.  Petitioners seek a declaration that the bill is unconstitutional.  If petitioners are successful, this case could nullify the entire bill.

Petitioners in California Redevelopment Association, et al., challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to county education funds.  Petitioners are asking the trial court to enjoin implementation of the legislation.  A second case, County of Los Angeles, et al. v. Genest, et al., challenging the constitutionality of this legislation and seeking to enjoin its implementation has been filed by seven counties.  The trial court denied the petitions in both matters, and petitioners in the California Redevelopment Association matter appealed.  The appellate court denied petitioners' request for a stay pending resolution of the appeal.  Petitioners in the County of Los Angeles matter have filed a notice of appeal.

In several cases, petitioners challenge the Governor's executive orders directing the furlough without pay of State employees.  The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010.  The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010.  In four cases, the trial court upheld the Governor's authority to order furloughs:  Professional Engineers in California Government et al. v. Schwarzenegger, et al.; California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al.; Service Employees International Union, Local 1000  v. Schwarzenegger, et al.; and California Correctional Peace Officers' Association v. Schwarzenegger, et al.  Three of the petitioners have appealed.

Various other actions are pending with respect to other challenges to these executive orders, including challenges to the application of the furlough to certain classes and types of employees, the accrual of furlough time, procedural violations concerning the promulgation of the order and unlawful interference with constitutionally mandated obligations to certain plan participants.

In a separate action, Schwarzenegger; et al. v. Chiang, et al., the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other Statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General.  The trial court ruled in favor of the Governor, and various parties have appealed.

In TOMRA Pacific, Inc. et al. v. Chiang, et al., plaintiffs challenge three transfers totaling $415.7 million from a special State recycling fund to the General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of State law.  In California Chamber of Commerce et al. v. Chiang et al., which has been consolidated with the TOMRA case, plaintiffs challenge these same transfers on the grounds that their inclusion violates the provision of the State Constitution that requires that a statute embrace one subject.  On June 15, 2010, the trial court issued a ruling denying the plaintiffs' requests for a writ of mandate in both cases. It is not known whether plaintiffs will appeal this ruling.

In California Medical Association v. Schwarzenegger, et al., plaintiff challenged the transfer of $6 million from the Medical Board's special fund to the General Fund and sought its repayment.  The trial court ruled in the favor of the State on this issue, and the plaintiff has filed a notice of appeal.

            Tax Refund Cases.  Six actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional.  Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board; Gillette Company and Subsidiaries v. Franchise Tax Board; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board; Sigma-Aldrich, Inc. Affiliates v. Franchise Tax Board; RB Holdings (USA), Inc. v. Franchise Tax Board and Jones Apparel Group v. Franchise Tax Board, now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board.  An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million.

            A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board ("FTB").  Bakersfield Mall LLC v. Franchise Tax Board, was filed as a class action on behalf of all limited liability companies operating in California and is pending in the trial court.  A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action.  CA-Centerside II, LLC v. Franchise Tax Board.  If either case proceeds as a class action, the claimed refunds would be significant.

Plaintiff in River Garden Retirement Home v. California v. Franchise Tax Board alleges that the penalty under the State's tax amnesty program is unconstitutional.  The statute imposed a new penalty equal to 50% of accrued interest from February 1, 2005, to March 31, 2005 on unpaid tax liabilities for taxable years for which amnesty could have been requested.  The trial court granted summary judgment for the FTB, and plaintiff appealed.  The potential fiscal impact of the case could be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization, a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. The trial court ruled in favor of plaintiff and the State Board of Equalization appealed.  A ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In River Garden Retirement Home v. California Franchise Tax Board, the plaintiff is challenging the denial of a deduction for dividends under the State's Revenue and Taxation Code.  After the Tax Code was held to be unconstitutional, the FTB allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statue was still open.  The trial court sustained the demur of the FTB on this issue; plaintiff also challenges the tax amnesty penalty.  An adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

In Computer Services Tax Cases (Dell, Inc. v. State Board of Equalization), the appellate court ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers.  The State will now be required to refund the tax with interest.  The amount of the refund has not yet been determined, but, with interest, may exceed $250 million.

Petitioners in California Taxpayers Association v. Franchise Tax Board challenge a section of Revenue and Taxation Code which imposes a penalty for large understatement of corporate tax, alleging it violates the State and Federal constitutions, and was not properly enacted.  The trial court ruled in favor of the FTB.  Petitioner has appealed. An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters.  In the matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site.  Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site.  The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State.  The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending.  ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board.  Atlantic Richfield Co. v. State of California.  ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past clean up efforts.  It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Pacific Lumber v. State of California, plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to Federal and State agencies.  The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement.  The State denies plaintiffs' claims.  The current plaintiffs are successors in interest to the original plaintiffs who are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established.  The possible fiscal impact on the General Fund is unknown at this time.

In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

            Escheated Property Claims.  In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell and Taylor v. Chiang.  Both Suever and Taylor are styled as class actions but to date no class has been certified.  The Suever and Taylor plaintiffs argue that the State's failure to pay interest on claims paid violated their constitutional rights.  In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid.  The district court certified this issue for appeal.  Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment.  The district court granted the State's motion for summary judgment on this claim in Suever, and plaintiffs appealed.  The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in Federal court for anything other than the return of their property or the proceeds of its sale.  The Ninth Circuit denied plaintiffs' request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court.  The State has filed a motion for summary judgment on all remaining claims in Suever, which was scheduled to be heard in July 2010.

Action Seeking Damages for Alleged Violations of Privacy Rights.  In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband.  This matter has been certified as a class action.  The trial court granted judgment in favor of the State.  Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees.  Plaintiffs may seek further review of the trial court's rulings.  If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the FTB involving a claimed change of residence from California to Nevada.  Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit.  The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling.  The economic damages claim exceeds $500 million.  On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees.  The total judgment with interest is approximately $490 million.  The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal.  The State will vigorously pursue its appeal of this unprecedented award.

Actions to Increase Amount of State Aid for Dependent Children.  In Katie A., et al. v. Bonta, et al., a class action against Department of Health Services ("DHS"), Department of Social Services and the City of Los Angeles, plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care.  The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members.  Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master.  On appeal, the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings.  Plaintiffs filed another motion for preliminary injunction in the district court.  The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. At this time, it is unknown what financial impact this unprecedented litigation would have on the General Fund.

Local Government Mandate Claims and Actions.  In litigation filed in November 2007, California School Boards Association et al. v. State of California et al., plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the State Constitution.  Plaintiffs sought declaratory and injunctive relief, including an order compelling reimbursement.  The trial court ruled that the Legislature had improperly failed to fund State education mandates, but refused to grant writ relief for the $900 million sought by the plaintiffs.  The State has appealed the ruling regarding the failure to fund mandates and plaintiffs filed a cross-appeal regarding the denial of an order to pay $900 million allegedly owed.  The trial court judgment has been stayed pending resolution of the appeal.  At this time it is unknown what fiscal impact this matter would have upon the General Fund.

In Department of Finance v. Commission on State Mandates, et al, the DOF is seeking to overturn a determination of the Commission on State Mandates that a State law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the Federal requirements for individualized education plans and, therefore, is an unfunded State mandate.  The parties reached a settlement agreement, subject to legislative approval, under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in Fiscal Year 2011-12, and will permanently increase the special education funding formula by $65 million annually, beginning in Fiscal Year 2009-10.  If the Legislature does not approve the settlement, trial in this matter is set for December 2010.

            In Department of Finance v. Commission on State Mandates ,the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable State-mandated program.  Following court action on consolidated cases involving challenges to the State Controller's Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. and Woodland Joint Unified School District v. Commission on State Mandates, et al.), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs.  Historically, education-related State mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee.  The Commission's adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts.  In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts").  Those Amended Compacts are being challenged in three pending cases.  A decision unfavorable to the State in the cases described below could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

            In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band"), sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State's compact with the Rincon Band.  The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California.  The complaint also asserts that the State breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon's other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith.  The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed.  On appeal, the Rincon Band did not challenge the validity of the Amended Compacts.  The appellate court reversed the dismissal of the claim involving the total number of gaming device licenses and affirmed the dismissal of the Rincon's claim for damages.  The U.S. Supreme Court denied the State's petition, seeking review of the Ninth Circuit's decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties.  Rincon's request for summary judgment on its claim regarding the authorized number of gaming device licenses is pending in district court.  The court, however, granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith and denied summary judgment on other Rincon claims regarding negotiation of a compact amendment and disposition of licenses issued to tribes with amended compacts, and both parties appealed.  The Ninth Circuit denied the State's request to ask the California Supreme Court to interpret a State constitutional provision regarding the State's authority to negotiate gaming compacts with tribes, and affirmed the district court's judgment finding that the State had failed to negotiate a compact amendment in good faith. The district court granted Rincon's partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses.

San Pasqual Bank of Mission Indians v. State of California, et al. plaintiff seeks a declaration that more aggregate slot machines licenses are available for issuance to all tribes that signed compacts with the State than the number of such licenses determined by the State in 2002.  Should relief be granted and more licenses available, the Five Tribes' obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the State.  An expanded license pool would thus present questions about the Five Tribes' monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts.  The district court dismissed the complaint, and plaintiff appealed.  The Ninth Circuit reversed the order and remanded the matter back to district court.  The district court granted plaintiff's motion for summary judgment regarding the number of licenses, and the State appealed.

In Twenty-Nine Palms Band of Mission Indians v. Schwarzenegger; et al., plaintiff seeks a declaration that monetary distributions made to tribe members and derived from its casino gambling operation profits and income earned by tribe members by means of employment at the tribe casino, are exempt from State taxation based upon the Federal Constitution, Federal statutes and the Tribal Compact between plaintiffs and the State.  The district court dismissed the complaint without leave to amend it.  The plaintiff has appealed.  It is currently unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Healthcare Reform.  The adult prison health care delivery system includes medical health care, mental health care and dental health care.  The annual budget for this system is exceeds $1.8 billion.  The system is operated by the California Department of Corrections and Rehabilitation, and affects approximately 33 prisons throughout the State.  There are three significant cases pending in Federal district courts challenging the constitutionality of prison health care.  Plata v. Schwarzenegger is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger is a class action regarding mental health care; and Perez v. Tilton is a class action regarding dental health care.  A fourth case, Armstrong v. Schwarzenegger is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act.  In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system.  The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases.  To date, ongoing costs of remedial activities have been incorporated into the State's budget process.  However, at this time, it is unknown what financial impact this litigation would have on the State's General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care.  The Receiver filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt for failing to fund prison healthcare capital projects that the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects.  On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver.  The court indicated it would proceed later with the additional amounts requested by the Receiver.  The State appealed that order and the Ninth Circuit dismissed the State's appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order in the contempt proceedings.  On March 24, 2009, the district court denied the State's motion to terminate the Receiver, and the State has appealed that order.

In Plata and Coleman a three-judge panel was convened consider plaintiffs' motion for to issue a prisoner release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care.  After a trial, in August 2009, the panel issued an order requiring the State to prepare a plan for the release of approximately 46,000 prisoners in the next two years.  The State filed a prisoner-release plan with the three-judge panel and filed an appeal in the U.S. Supreme Court.  On June 14, 2010, the U.S. Supreme Court granted the State’s request for review of the prisoner release order. The matter will be considered in the Court’s 2010-11 term.

Actions Seeking Medi-Cal Reimbursements and Fees.  In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of Federal Medicaid law, the Federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State's receipt of Federal funds. At this time it is unknown what fiscal impact this matter would have upon the General Fund.

            Various other pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers.  In Independent Living Center of Southern California, et al. v. Shewry, et al., health care advocates, Medi-Cal providers and recipients challenge various reductions, payment holds and delays in cost-of-living adjustments in the State Supplementary Program for the Aged, Blind and Disabled.  Plaintiffs seek injunctive relief to prevent implementation of these measures.  This matter has been removed to Federal court.  The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the  reduction.  The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services.  The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions and also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008.  The Ninth Circuit denied both petitions for rehearing filed by the State.  The State filed a petition for certiorari in the U.S. Supreme Court and the Court invited the Solicitor General to file a brief expressing its views on the petition. The district court amended the injunction to apply retroactively. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. A final decision adverse to the State in this matter could result in additional costs to the General Fund of $70 million.

In California Medical Associate, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements,  State laws and regulations and the California Constitution.  The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request.  Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case.  A final decision adverse to the State in this matter would result in costs to the General Fund of $508.2 million.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al., filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the Federal Medicaid requirements, State law and the Federal and State Constitutions. At this time it is unknown what fiscal impact this case would have on the General Fund.

Actions Seeking Americans with Disabilities Act Compliance for Pedestrian Facilities.  The State's highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities.  The Department of Transportation's current design standards include ADA-compliant standards for new construction, but a significant portion of previously constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards.  In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks.  Californians for Disability Rights, Inc. v. California Department of Transportation et al. are two class actions filed in State court and Federal court on behalf of mobility-impaired and visually impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities.  The lawsuit attempts to accelerate and expand the Department's ongoing ADA efforts on existing facilities.  Costs for both new construction and remedial work associated with such efforts come from the State Highway Account.  Since 1995, the Department's ADA compliance costs have exceeded $100 million.  The parties have reached a settlement agreement in the Federal action, pursuant to which the State would expend $1.1 billion over thirty years to be paid from the State Highway Operations account.  After class members were provided notice and an opportunity to comment or object to the proposed settlement, the federal court approved the settlement. The State court action has been tentatively dismissed contingent upon approval of the settlement in the Federal action.

Construction-Related Actions Against the Department of Transportation.  Willemsen, et al. v. State of California. et al. is an inverse condemnation action, nuisance and negligence action arising out of construction, maintenance and operation of a State highway.  It was originally filed by the owners of 595 homes who sought damages in the amount of $600 million, alleging excessive dust and noise as well as structural damage to some of the homes.  Approximately half of the plaintiffs are no longer pursuing these claims.

            A pending litigation matter, Otay River Constructors v. South Bay Expressway, et al., relates to an agreement between Caltrans and South Bay Expressway ("SBX") for the design, construction and operation of a private-public partnership project in San Diego County.  SBX contracted with Otay River Constructors ("ORC") for the design and construction of the project, consisting of the privately-funded toll road initially contemplated by the parties and the publicly and privately funded gap and connector project to connect the toll road to existing State highways.  ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against Caltrans for breach of contract and indemnification, seeking $295 million in damages.  In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation.  ORC has filed a motion to join this arbitration with the litigation. Both matters are currently stayed after SBX filed for bankruptcy.

APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment.  The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note:  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

MIG/VMIG―U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels―MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable.  'C' ratings signal imminent default.

DDD, DD, D

Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings:  A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

                            DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND

                                                               PART C. OTHER INFORMATION

Item 23.           Exhibits.

     (a)(i)            Articles of Incorporation are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

     (a)(ii)           Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed, on September 27, 2005.

     (a)(iii)          Articles of Amendment are incorporated by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 37 to the Fund’s Registration Statement on Form N-1A, filed on September 26, 2008.

     (a)(iv)          Articles of Amendment are incorporated by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 39 to the Fund’s Registration Statement on Form N-1A, filed on December 12, 2008.

     (a)(v)           Articles Supplementary are incorporated by reference to Exhibit (a)(v) of Post-Effective Amendment No. 39 to the Fund’s Registration Statement on Form N-1A, filed on December 12, 2008.

     (b)               Registrant’s By‑Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed, on September 27, 2006.

     (d)               Registrant’s Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on September 26, 2007.

     (e)(i)            Registrant’s Distribution Agreement is incorporated by reference to Exhibit (e)(i)of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on September 26, 2007.

     (e)(ii)           Forms of Supplement to Service Agreements are incorporated by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on September 26, 2007.

     (e)(iii)          Form of Amended Distribution Agreement*

     (g)(i)            Amended and Restated Custody Agreement are incorporated by reference to Exhibit (g)(i) of Post-Effective Amendment No. 37 to the Fund’s Registration Statement on Form N-1A, filed on September 26, 2008.

     (g)(iii)          Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001.

     (h)(i)            Shareholder Services Plan for Classes A, B and C shares is incorporated by reference to Exhibit (h)(i) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed, on September 27, 2005.

     (h)(ii)           Shareholder Services Plan for Class Z shares is incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed, on September 27, 2005.

     (h)(iii)          Amended and Restated Transfer Agency Agreements are incorporated by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 37 to the Fund’s Registration Statement on Form N-1A, filed on September 26, 2008.

     (i)                Opinion and consent of Registrant's Counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

     (j)                Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. *

(m)                            Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed, on September 27, 2005.

(n)                              18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 39 to the Fund’s Registration Statement on Form N-1A, filed on December 12, 2008.

(p)                Code of Ethics are incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 37 to the Fund’s Registration Statement on Form N-1A, filed on September 26, 2008.

(p)(i)            Code of Ethics for the Non-management Board Members of the Dreyfus Family of Funds*

Other Exhibits

(a)                            Power of Attorney*

(b)                           Certificate of Assistant Secretary*

____________________

* Filed herewith.

Item 24.           Persons Controlled by or under Common Control with Registrant.

                        Not Applicable

Item 25.           Indemnification

                      The Statement as to the general effect of any contract, arrangements or statue under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item (b) of Part C of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on September 27, 2006.

                        Reference is also made to the Distribution Agreement which is attached as Exhibit (e)(i) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on September 26, 2007.

Item 26.           Business and Other Connections of Investment Adviser.

                        The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts.  Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

ITEM 26.	Business and Other Connections of Investment Adviser (continued)
Officers and Directors of Investment Adviser

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum	MBSC Securities Corporation++	Chief Executive Officer	3/08 - Present
Chief Executive Officer		Chairman of the Board	3/08 - Present
and Chair of the Board		Director	6/07 - 3/08
		Executive Vice President	6/07 - 3/08

J. Charles Cardona	MBSC Securities Corporation++	Director	6/07 - Present
President and Director		Executive Vice President	6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin	None
Vice Chair and Director

Phillip N. Maisano	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present
Director, Vice Chair and
Chief Investment Officer

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

	Mellon Bank, N.A.+	Senior Vice President	4/06 - 6/08

	BNY Alcentra Group Holdings, Inc.++	Director	10/07 - Present

	BNY Mellon Investment Office GP LLC*	Manager	4/07 - Present

	Mellon Global Alternative Investments Limited	Director	8/06 - Present
London, England

	Pareto Investment Management Limited	Director	4/08 - Present
London, England

	The Boston Company Asset Management NY,	Manager	10/07 - Present
LLC*

	The Boston Company Asset Management, LLC*	Manager	12/06 - Present

	Urdang Capital Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	Urdang Securities Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	EACM Advisors LLC	Chairman of Board	8/04 - Present
200 Connecticut Avenue
Norwalk, CT 06854-1940

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Founders Asset Management LLC****	Member, Board of	11/06 - 12/09
Managers

	Standish Mellon Asset Management Company,	Board Member	12/06 - Present
LLC
Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408

	Mellon Capital Management Corporation***	Director	12/06 - Present

	Mellon Equity Associates, LLP+	Board Member	12/06 - 12/07

	Newton Management Limited	Board Member	12/06 - Present
London, England

	Franklin Portfolio Associates, LLC*	Board Member	12/06 - Present

Mitchell E. Harris	Standish Mellon Asset Management Company	Chairman	2/05 - Present
Director	LLC	Chief Executive Officer	8/04 - Present
	Mellon Financial Center	Member, Board of	10/04 - Present
	201 Washington Street	Managers
Boston, MA 02108-4408

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC	President	12/05 - Present
	Mellon Financial Center	Manager	12/05 - Present
201 Washington Street
Boston, MA 02108-4408

	Palomar Management	Director	12/97 - Present
London, England

	Palomar Management Holdings Limited	Director	12/97 - Present
London, England

	Pareto Investment Management Limited	Director	9/04 - Present
London, England

Jeffrey D. Landau	The Bank of New York Mellon+	Executive Vice President	4/07 - Present
Director
	Allomon Corporation+	Treasurer	12/07 - Present

	APT Holdings Corporation+	Treasurer	12/07 - Present

	BNY Mellon, N.A.+	Treasurer	7/07 - 0/10

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Mellon Funding Corporation+	Treasurer	12/07 - 12/09

	The Bank of New York Mellon Corporation+	Treasurer	7/07 - 01/10

Cyrus Taraporevala	Urdang Capital Management, Inc.	Director	10/07 - Present
Director	630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	Urdang Securities Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	The Boston Company Asset Management NY,	Manager	08/06 – Present
LLC*

	The Boston Company Asset Management LLC*	Manager	01/08 – Present

	BNY Mellon, National Association+	Senior Vice President	07/06 - Present

	The Bank of New York Mellon*****	Senior Vice President	07/06 - Present

Scott E. Wennerholm	Mellon Capital Management Corporation***	Director	10/05 - Present
Director

	Newton Management Limited	Director	1/06 - Present
London, England

	Gannett Welsh & Kotler LLC	Manager	11/07 - Present
	222 Berkley Street	Administrator	11/07 - Present
Boston, MA 02116

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Ivy Asset Management Corp.	Director	12/07 - Present
One Jericho Plaza
Jericho, NY 11753

	Urdang Capital Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	Urdang Securities Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	EACM Advisors LLC	Manager	6/04 - Present
200 Connecticut Avenue
Norwalk, CT 06854-1940

	Franklin Portfolio Associates LLC*	Manager	1/06 - Present

	The Boston Company Asset Management NY,	Manager	10/07 - Present
LLC*

	The Boston Company Asset Management LLC*	Manager	10/05 - Present

	Pareto Investment Management Limited	Director	3/06 - Present
London, England

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Mellon Equity Associates, LLP+	Executive Committee	10/05 - 12/07
Member

	Standish Mellon Asset Management Company,	Member, Board of	10/05 - Present
	LLC	Managers
Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408

	The Boston Company Holding, LLC*	Member, Board of	4/06 - Present
Managers

	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

	Mellon Bank, N.A. +	Senior Vice President	10/05 - 6/08

	Mellon Trust of New England, N. A.*	Director	4/06 - 6/08
		Senior Vice President	10/05 - 6/08

	MAM (DE) Trust+++++	Member of Board of	1/07 - Present
Trustees

	MAM (MA) Holding Trust+++++	Member of Board of	1/07 - Present
Trustees

Bradley J. Skapyak	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
Chief Operating Officer
and Director
	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Senior Vice President	5/10 - Present
		Director	5/10 - Present

Dwight Jacobsen	Pioneer Investments	Senior Vice President	4/06 - 12/07
Executive Vice President	60 State Street
and Director	Boston, Massachusetts

Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications

Gary Pierce	The Bank of New York Mellon *****	Vice President	7/08 - Present
Controller

	BNY Mellon, National Association +	Vice President	7/08 - Present

	The Dreyfus Trust Company+++	Chief Financial Officer	7/05 - 6/08
		Treasurer	7/05 - 6/08

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	MBSC Securities Corporation++	Director	6/07 - Present
		Chief Financial Officer	6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - 12/09

	Dreyfus Consumer Credit	Treasurer	7/05 - Present
Corporation ++

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 - Present

	Dreyfus Service	Treasurer	7/05 - Present
Organization, Inc.++
	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly	The Dreyfus Family of Funds++	Chief Compliance	10/04 - Present
Chief Compliance Officer		Officer
	Laurel Capital Advisors, LLP+	Chief Compliance	4/05 - Present
Officer
	BNY Mellon Funds Trust++	Chief Compliance	10/04 - Present
Officer
	MBSC Securities Corporation++	Chief Compliance	6/07 – Present
Officer

Gary E. Abbs	The Bank of New York Mellon+	First Vice President and	12/96 – Present
Vice President – Tax		Manager of Tax
Compliance

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Chairman	01/09 – Present
		President	01/09 – Present

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Jill Gill	MBSC Securities Corporation++	Vice President	6/07 – Present
Vice President –
Human Resources
	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Mellon Bank N.A. +	Vice President	10/06 – 6/08

Joanne S. Huber	The Bank of New York Mellon+	State & Local	07/1/07 –
Vice President – Tax		Compliance Manager	Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	01/09 – Present

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Anthony Mayo	None
Vice President –
Information Systems

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

John E. Lane	A P Colorado, Inc. +	Vice President – Real	8/07 - Present
Vice President		Estate and Leases
	A P East, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	A P Management, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	A P Properties, Inc. +	Vice President – Real	8/07 - Present
Estate and Leases
	A P Rural Land, Inc. +	Vice President– Real	8/07 - 9/07
Estate and Leases
	Allomon Corporation+	Vice President– Real	8/07 - Present
Estate and Leases
	AP Residential Realty, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	AP Wheels, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	BNY Mellon, National Association +	Vice President – Real	7/08 - Present
Estate and Leases
	Citmelex Corporation+	Vice President– Real	8/07 - Present
Estate and Leases
	Eagle Investment Systems LLC	Vice President– Real	8/07 - Present
	65 LaSalle Road	Estate and Leases
West Hartford, CT 06107
	East Properties Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	FSFC, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	Holiday Properties, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	MBC Investments Corporation+	Vice President– Real	8/07 - Present
Estate and Leases
	MBSC Securities Corporation++	Vice President– Real	8/07 - Present
Estate and Leases
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real	7/07 - Present
Estate and Leases
	Mellon Bank Community Development	Vice President– Real	11/07 - Present
	Corporation+	Estate and Leases

	Mellon Capital Management Corporation+	Vice President– Real	8/07 - Present
Estate and Leases
	Mellon Financial Services Corporation #1+	Vice President– Real	8/07 - Present
Estate and Leases
	Mellon Financial Services Corporation #4+	Vice President – Real	7/07 - Present
Estate and Leases
	Mellon Funding Corporation+	Vice President– Real	12/07 - Present
Estate and Leases
	Mellon Holdings, LLC+	Vice President– Real	12/07 - Present
Estate and Leases
	Mellon International Leasing Company+	Vice President– Real	7/07 - Present
Estate and Leases
	Mellon Leasing Corporation+	Vice President– Real	7/07 - Present
Estate and Leases
	Mellon Private Trust Company, National	Vice President– Real	8/07 - 1/08
	Association+	Estate and Leases

	Mellon Securities Trust Company+	Vice President– Real	8/07 - 7/08
Estate and Leases
	Mellon Trust Company of Illinois+	Vice President– Real	8/07 - 07/08
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Mellon Trust Company of New England, N.A.+	Vice President– Real	8/07 - 6/08
Estate and Leases
	Mellon Trust Company of New York LLC++	Vice President– Real	8/07 - 6/08
Estate and Leases
	Mellon Ventures, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	Melnamor Corporation+	Vice President– Real	8/07 - Present
Estate and Leases
	MFS Leasing Corp. +	Vice President– Real	7/07 - Present
Estate and Leases
	MMIP, LLC+	Vice President– Real	8/07 - Present
Estate and Leases
	Pareto New York LLC++	Vice President– Real	10/07 - Present
Estate and Leases
	Pontus, Inc. +	Vice President– Real	7/07 - Present
Estate and Leases
	Promenade, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	RECR, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	SKAP #7+	Vice President– Real	8/07 - 11/07
Estate and Leases
	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present
		Senior Vice President	4/04 - 5/08

	Texas AP, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	The Bank of New York Mellon*****	Vice President – Real	7/08 - Present
Estate and Leases
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
Jeanne M. Login	A P Colorado, Inc. +	Vice President– Real	8/07 - Present
Vice President		Estate and Leases
	A P East, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	A P Management, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	A P Properties, Inc. +	Vice President – Real	8/07 - Present
Estate and Leases
	A P Rural Land, Inc. +	Vice President– Real	8/07 - 9/07
Estate and Leases
	Allomon Corporation+	Vice President– Real	8/07 - Present
Estate and Leases
	AP Residential Realty, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	AP Wheels, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	APT Holdings Corporation+	Vice President– Real	8/07 - Present
Estate and Leases
	BNY Investment Management Services LLC++++	Vice President– Real	1/01 - Present
Estate and Leases
	BNY Mellon, National Association +	Vice President – Real	7/08 - Present
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Citmelex Corporation+	Vice President– Real	8/07 - Present
Estate and Leases
	Eagle Investment Systems LLC+	Vice President– Real	8/07 - Present
Estate and Leases
	East Properties Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	FSFC, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	Holiday Properties, Inc. +	Vice President– Real	8/07 - Present
Estate and Leases
	MBC Investments Corporation+	Vice President– Real	8/07 - Present
Estate and Leases
	MBSC Securities Corporation++	Vice President– Real	8/07 - Present
Estate and Leases
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real	7/07 - Present
Estate and Leases
	Mellon Bank Community Development	Vice President – Real	11/07 - Present
	Corporation+	Estate and Leases

	Mellon Capital Management Corporation+	Vice President– Real	8/07 - Present
Estate and Leases
	Mellon Financial Services Corporation #1+	Vice President– Real	8/07 - Present
Estate and Leases
	Mellon Financial Services Corporation #4+	Vice President – Real	7/07 - Present
Estate and Leases
	Mellon Funding Corporation+	Vice President – Real	12/07 - Present
Estate and Leases
	Mellon Holdings LLC+	Vice President – Real	12/07 - Present
Estate and Leases
	Mellon International Leasing Company+	Vice President– Real	7/07 - Present
Estate and Leases
	Mellon Leasing Corporation+	Vice President– Real	7/07 - Present
Estate and Leases
	Mellon Private Trust Company, National	Vice President – Real	8/07 - 1/08
	Association+	Estate and Leases

	Mellon Securities Trust Company+	Vice President – Real	8/07 - 7/08
Estate and Leases
	Mellon Trust of New England, N.A. *	Vice President – Real	8/07 - 6/08
Estate and Leases
	Mellon Trust Company of Illinois+	Vice President– Real	8/07 - 7/08
Estate and Leases
	MFS Leasing Corp. +	Vice President– Real	7/07 - Present
Estate and Leases
	MMIP, LLC+	Vice President– Real	8/07 - Present
Estate and Leases
	Pontus, Inc. +	Vice President– Real	7/07 - Present
Estate and Leases
	Promenade, Inc. +	Vice President – Real	8/07 - Present
Estate and Leases
	RECR, Inc. +	Vice President – Real	8/07 - Present
Estate and Leases
	SKAP #7+	Vice President – Real	8/07 - 11/07
Estate and Leases
	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present
		Senior Vice President	4/04 - 5/08

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Texas AP, Inc. +	Vice President – Real	8/07 - Present
Estate and Leases
	The Bank of New York Mellon*****	Vice President – Real	7/08 - Present
Estate and Leases
	Trilem, Inc. +	Vice President – Real	8/07 - Present
Estate and Leases

James Bitetto	The Dreyfus Family of Funds++	Vice President and	8/05 - Present
Secretary		Assistant Secretary

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - Present

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94104.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 27. Principal Underwriters

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Government Money Market Fund
7.	Dreyfus BASIC U.S. Mortgage Securities Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus Cash Management
10.	Dreyfus Cash Management Plus, Inc.
11.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
12.	Dreyfus Dynamic Alternatives Fund, Inc.
13.	Dreyfus Funds, Inc.
14.	The Dreyfus Fund Incorporated
15.	Dreyfus Government Cash Management Funds
16.	Dreyfus Growth and Income Fund, Inc.
17.	Dreyfus Index Funds, Inc.
18.	Dreyfus Institutional Cash Advantage Funds
19.	Dreyfus Institutional Preferred Money Market Funds
20.	Dreyfus Institutional Reserves Funds
21.	Dreyfus Intermediate Municipal Bond Fund, Inc.
22.	Dreyfus International Funds, Inc.
23.	Dreyfus Investment Funds
24.	Dreyfus Investment Grade Funds, Inc.
25.	Dreyfus Investment Portfolios
26.	The Dreyfus/Laurel Funds, Inc.
27.	The Dreyfus/Laurel Funds Trust
28.	The Dreyfus/Laurel Tax-Free Municipal Funds
29.	Dreyfus LifeTime Portfolios, Inc.
30.	Dreyfus Liquid Assets, Inc.
31.	Dreyfus Manager Funds I
32.	Dreyfus Manager Funds II
33.	Dreyfus Massachusetts Municipal Money Market Fund
34.	Dreyfus Midcap Index Fund, Inc.
35.	Dreyfus Money Market Instruments, Inc.
36.	Dreyfus Municipal Bond Opportunity Fund
37.	Dreyfus Municipal Cash Management Plus
38.	Dreyfus Municipal Funds, Inc.
39.	Dreyfus Municipal Money Market Fund, Inc.
40.	Dreyfus New Jersey Municipal Bond Fund, Inc.
41.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
42.	Dreyfus New York AMT-Free Municipal Bond Fund
43.	Dreyfus New York AMT-Free Municipal Money Market Fund
44.	Dreyfus New York Municipal Cash Management
45.	Dreyfus New York Tax Exempt Bond Fund, Inc.
46.	Dreyfus Opportunity Funds

47.	Dreyfus Pennsylvania Municipal Money Market Fund
48.	Dreyfus Premier GNMA Fund, Inc.
49.	Dreyfus Premier Investment Funds, Inc.
50.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
51.	Dreyfus Premier Worldwide Growth Fund, Inc.
52.	Dreyfus Research Growth Fund, Inc.
53.	Dreyfus State Municipal Bond Funds
54.	Dreyfus Stock Funds
55.	Dreyfus Short-Intermediate Government Fund
56.	The Dreyfus Socially Responsible Growth Fund, Inc.
57.	Dreyfus Stock Index Fund, Inc.
58.	Dreyfus Tax Exempt Cash Management Funds
59.	The Dreyfus Third Century Fund, Inc.
60.	Dreyfus Treasury & Agency Cash Management
61.	Dreyfus Treasury Prime Cash Management
62.	Dreyfus U.S. Treasury Intermediate Term Fund
63.	Dreyfus U.S. Treasury Long Term Fund
64.	Dreyfus 100% U.S. Treasury Money Market Fund
65.	Dreyfus Variable Investment Fund
66.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
67.	General California Municipal Money Market Fund
68.	General Government Securities Money Market Funds, Inc.
69.	General Money Market Fund, Inc.
70.	General Municipal Money Market Funds, Inc.
71.	General New York Municipal Money Market Fund
72.	Strategic Funds, Inc.

(b)
Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant

Jon R. Baum*	Chief Executive Officer and Chairman of the Board	None
Ken Bradle**	President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	None
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None
Jeffrey D. Landau*	Executive Vice President and Director	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Noreen Ross*	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Denise B. Kneeland****	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Kevin L. O’Shea***	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Natalia Gribas*	Vice President – Compliance and Anti-Money Laundering	Anti-Money Laundering
	Officer	Compliance Officer
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs***	Vice President - Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President - Tax	None
John E. Lane******	Vice President – Real Estate and Leases	None
Jeanne M. Login******	Vice President – Real Estate and Leases	None
Donna M. Impagliazzo**	Vice President – Compliance	None
Edward A. Markward*	Vice President – Compliance	None
Anthony Nunez*	Vice President – Finance	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer

(b)
Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant

James Bitetto*	Assistant Secretary	Vice President and
Assistant Secretary
James D. Muir*	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94104.
******	Principal business address is 101 Barclay Street, New York 10286.

Item 28.	Location of Accounts and Records

1.	The Bank of New York Mellon
One Wall Street
New York, New York 10286

2.	DST Systems, Inc.
1055 Broadway
Kansas City, MO 64105

3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

None

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of September, 2010.

Dreyfus Premier California AM-Free Municipal Bond Fund, Inc.

-Dreyfus California AMT-Free Municipal Bond Fund

BY: /s/Bradley J. Skapyak*

____________________________

Bradley J. Skapyak, PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                         Title                                 Date

__________________________     ______________________________                 __________

/s/Bradley J. Skapyak*               President                                  09/28/10

______________________________       Principal Executive

Bradley J. Skapyak                   Officer)

/s/James Windels*                    Treasurer

______________________________       Principal Financial and Accounting         09/28/10

James Windels                        Officer)

/s/Joseph S. DiMartino*              Chairman of the Board                      09/28/10

__________________________________

Joseph S. DiMartino

/s/David W. Burke*                   Board Member                               09/28/10

_________________________________

David W. Burke

/s/William Hodding Carter III*       Board Member                               09/28/10

_________________________________

William Hodding Carter III

/s/Gordon J. Davis*                  Board Member                               09/28/10

_________________________________

Gordon J. Davis

/s/Joni Evans*                       Board Member                               09/28/10

__________________________________

Joni Evans

/s/Ehud Houminer*                    Board Member                               09/28/10

_________________________________

Ehud Houminer

/s/Richard C. Leone*                 Board Member                               09/28/10

________________________________

Richard C. Leone

/s/Hans C. Mautner*                  Board Member                               09/28/10

___________________________________

Hans C. Mautner

/s/Robin A. Melvin*                  Board Member                               09/28/10

___________________________________

Robin A. Melvin

/s/Burton N. Wallack*                Board Member                               09/28/10

__________________________________

Burton N. Wallack

/s/John E. Zuccotti*                 Board Member                               09/28/10

_________________________________

John E. Zuccotti

*BY:  /s/John B. Hammalian

      John B. Hammalian,

      Attorney-in-Fact

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc

-         Dreyfus California AMT-Free Municipal Bond Fund

-

INDEX OF EXHIBITS

Item 23.

(e)(iii) Registrant’s Amended Distribution Agreement

(p)(i) Code of Ethics for the Non-management Board Members of the Dreyfus Family of Funds

Other Exhibits

(a)    Power of Attorney

(b)   Certificate of Assistant Secretary